                                                                    Exhibit 99.1
                         Q4 2005 Supplemental Schedules

1.   Property-by-Property Breakdown of Operating Results
2.   Occupancy Comparison by Regions and Sequential NOI Comparison
3.   Resident Statistics
4.   Same-Store Net Operating Income Detail
5.   Same-Store Operating Expense Detail
6.   Summary of Recent Acquisitions
7.   Summary of Recent Sales
8.   Breakdown of Owned Units by Market
9.   Debt Summary Schedule
10.  Net Asset Value Calculation
11.  Capital Expenditure and Adjusted NOI Summary
12.  2006 Earnings Guidance
13.  Detroit Portfolio Operating Income Detail
14.  Utility Programs Recovery Analysis

                    HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                     FOURTH QUARTER 2005                            Q4 '05 versus Q4 '04
                                                                                         %   Growth
                                                                                    --------------------
                                                   Q4 '05                  Year                                   Q4 '05%
                             # of          Date    Rent/.     Q4 '05        Ago    Rental    Rental         NOI     NOI w/        %
                            Apts.         Acqu.        Mo     Occup.     Occup.     Rates     Revs.      w/ G&A        G&A   #Units
                            -----         -----        --     ------     ------     -----     -----      ------        ---   ------

Baltimore
   Region
Bonnie Ridge                  960      7/1/1999      $971      93.5%      92.4%     -2.6%     -1.5%       -6.2%
Canterbury Apartments         618     7/16/1999      $840      93.7%      91.4%      2.3%      4.8%        1.0%
Country Village               344     4/30/1998      $816      93.4%      91.6%      3.1%      5.1%        6.6%
Falcon Crest                  396     7/16/1999      $899      91.8%      88.9%      3.8%      7.1%       13.8%
Fenland Field                 234      8/1/2001    $1,033      94.3%      93.7%      1.7%      2.4%        7.3%
Gateway Village               132     7/16/1999    $1,165      95.3%      90.4%      3.1%      8.7%       19.0%
Mill Towne Village
Apts                          384     5/31/2001      $798      96.2%      93.0%      3.1%      6.8%       13.4%
Morningside Heights         1,050     4/30/1998      $815      93.6%      92.4%      2.9%      4.2%        5.5%
Owings Run                    504     7/16/1999    $1,031      92.8%      94.0%      5.1%      3.8%        5.0%
Ridgeview at
Wakefield Valley              204     1/13/2005      $986      93.5%        n/a       n/a       n/a         n/a
Selford Townhomes             102     7/16/1999    $1,225      89.8%      94.3%      6.4%      1.3%       -6.1%
Shakespeare Park               84     7/16/1999      $811      99.3%      95.3%      0.1%      4.3%       -1.2%
Timbercroft Townhomes         284     7/16/1999      $808      99.2%      97.8%      9.0%     10.6%       19.0%
Village Square
Townhomes                     370     7/16/1999    $1,057      95.9%      94.2%      5.7%      7.5%        9.1%
Woodholme Manor               176     3/31/2001      $757      90.6%      91.8%      6.9%      5.5%        7.9%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Baltimore
   Region                   5,842                    $910      93.9%      92.6%      2.6%      4.1%        4.8%      14.7%    13.4%

Boston
   Region
Gardencrest                   696     6/28/2002    $1,347      96.3%      92.7%      2.7%      6.7%        9.5%
Stone Ends                    280     2/12/2003    $1,190      97.3%      94.1%      1.0%      4.3%        3.5%
The Village at
Marshfield                    276     3/17/2004    $1,114      94.9%      93.4%      4.6%      6.2%       12.7%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Boston
   Region                   1,252                  $1,261      96.2%      93.1%      2.7%      6.1%        8.7%       4.2%     2.9%

Buffalo, NY
   Region
Emerson Square                 96    10/15/1997      $687      96.2%      98.1%      1.1%     -1.0%      -10.6%
Idylwood                      720      1/1/1995      $678      91.4%      91.8%      0.9%      0.5%        3.5%
Paradise Lane                 324    10/15/1997      $700      88.9%      94.0%     -0.1%     -5.5%      -23.0%
Raintree Island               504      8/4/1994      $717      92.6%      91.7%     -1.5%     -0.6%      -24.5%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Buffalo
   Region                   1,644                    $695      91.6%      92.5%     -0.1%     -1.1%      -11.8%       1.9%     3.8%

Delaware
   Region
Home Properties of
Newark                        432     7/16/1999      $850      91.4%      94.8%      5.5%      1.8%        3.6%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Delaware
   Region                     432                    $850      91.4%      94.8%      5.5%      1.8%        3.6%       0.9%     1.0%

Detroit, Michigan
   Region
Canterbury Square             336    10/29/1997      $732      93.7%      90.0%     -3.4%      0.5%       -3.8%
Carriage Hill - MI            168     9/29/1998      $783      96.2%      94.9%      0.8%      2.2%       -3.6%
Carriage Park                 256     9/29/1998      $718      90.5%      90.8%     -2.6%     -2.9%      -10.7%
Charter Square                492    10/29/1997      $851      94.4%      92.3%     -0.7%      1.5%       -0.9%
Cherry Hill Club              165      7/7/1998      $619      91.2%      89.6%     -2.6%     -0.9%      -19.4%
Cherry Hill Village           224     9/29/1998      $675      93.8%      96.0%     -4.7%     -6.9%      -40.7%
Deerfield Woods               144     3/22/2000      $785      91.8%      94.3%     -1.2%     -3.8%      -11.9%
Fordham Green                 146    10/29/1997      $865      82.2%      87.5%     -3.1%     -8.9%      -43.0%
Greentrees                    288    10/29/1997      $602      91.0%      81.7%     -8.2%      2.2%      -10.1%
Hampton Court                 182     9/30/2000      $654      89.0%      87.0%     -4.4%     -2.1%        0.7%
Kingsley                      328    10/29/1997      $663      94.3%      92.9%     -0.3%      1.2%        1.0%
Macomb Manor                  217     3/22/2000      $694      94.1%      90.0%     -0.9%      3.6%       -1.5%
Oak Park Manor                298    10/29/1997      $834      87.9%      89.8%     -1.3%     -3.4%       -9.1%
Scotsdale                     376    11/26/1997      $646      92.1%      92.9%     -2.9%     -3.8%       -8.8%
Southpointe Square            224    10/29/1997      $631      88.6%      88.1%     -2.6%     -2.1%      -25.6%
Springwells Park              303      4/8/1999      $952      89.0%      86.7%     -3.6%     -1.0%      -18.4%
Stephenson House              128    10/29/1997      $666      88.0%      94.6%     -0.8%     -7.7%       -8.5%
The Lakes                     434     11/5/1999      $825      88.2%      82.7%     -3.5%      2.8%       17.4%
Woodland Gardens              337    10/29/1997      $710      91.7%      91.9%     -3.1%     -3.3%        1.0%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Detroit
   Region                   5,046                    $741      91.1%      89.8%     -2.6%     -1.1%       -8.1%       7.0%    11.6%

Florida
   Region
 The Hamptons                 668      7/7/2004      $907      95.6%      90.1%      8.8%     15.5%       68.6%
 Vinings at Hampton
Village                       168      7/7/2004      $984      95.2%      93.7%      7.3%      9.0%       59.2%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Florida
   Region                     836                     922      95.5%      90.9%      8.5%     14.0%       66.6%       1.8%     1.9%

Hudson Valley
   Region
Carriage Hill                 140     7/17/1996    $1,210      94.5%      90.7%     -1.6%      2.5%        1.1%
Cornwall Park                  75     7/17/1996    $1,603      86.3%      90.0%     -0.9%     -4.9%       -9.8%
Lakeshore Villas              152     7/17/1996    $1,071      92.4%      95.2%      3.9%      1.0%      -12.8%
Patricia                      100      7/7/1998    $1,364      93.1%      93.7%      2.9%      2.3%       -1.2%
Sherwood Consolidation        224    10/11/2002    $1,129      96.2%      96.4%      9.0%      8.8%       21.2%
Sunset Gardens                217     7/17/1996      $924      95.8%      92.8%      2.6%      5.8%       10.2%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Hudson Valley
   Region                     908                  $1,148      93.7%      93.4%      3.2%      3.5%        3.0%       2.2%     2.1%

Illinois
   Region
Blackhawk                     371    10/20/2000      $830      92.7%      89.1%     -4.9%     -1.0%       31.6%
Courtyards Village            224     8/29/2001      $757      93.7%      96.3%     -0.4%     -3.2%       -2.0%
Cypress Place                 192    12/27/2000      $882      92.8%      94.3%     -1.1%     -2.7%      -18.7%
The Colony                    783      9/1/1999      $797      95.6%      90.5%     -3.7%      1.7%       20.7%
The New Colonies              672     6/23/1998      $696      91.7%      90.5%     -2.0%     -0.8%      -21.7%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Illinois
   Region                   2,242                    $775      93.6%      91.2%     -2.9%     -0.3%        0.6%       3.6%     5.1%

Long Island, NY
   Region
Bayview / Colonial            160     11/1/2000    $1,168      96.2%      94.7%      3.7%      5.4%       16.8%
Cambridge Village              82      3/1/2002    $1,500      97.5%      97.7%      7.3%      7.1%       19.1%
Coventry Village               94     7/31/1998    $1,347      95.2%      94.4%      2.4%      3.2%        4.7%
Devonshire Hills              297     7/16/2001    $1,679      96.2%      92.4%      0.8%      4.8%        8.2%
East Winds                     96     11/1/2000    $1,126      93.5%      95.1%      2.3%      0.6%        6.3%
Hawthorne Court               434      4/4/2002    $1,352      93.0%      94.2%      4.4%      3.0%        4.9%
Heritage Square                80      4/4/2002    $1,492      94.8%      99.5%      9.1%      4.0%        1.4%
Holiday Square                144     5/31/2002    $1,039      97.5%      95.1%     -4.7%     -2.3%      -22.3%
Lake Grove Apartments         368      2/3/1997    $1,375      94.7%      93.4%      0.8%      2.2%        1.2%
Maple Tree                     84     11/1/2000    $1,143      95.1%      95.4%      2.3%      2.0%       -3.7%
Mid- Island Estates           232      7/1/1997    $1,240      94.9%      94.4%      3.2%      3.9%        7.2%
Rider Terrace                  24     11/1/2000    $1,222      86.5%      91.4%      2.6%     -2.8%      -21.1%
Sayville Commons              342     7/15/2005    $1,349      98.4%        n/a       n/a       n/a         n/a
South Bay Manor                61     9/11/2000    $1,519      93.1%      95.3%      1.5%     -0.8%        2.9%
Southern Meadows              452     6/29/2001    $1,340      92.5%      93.9%      1.7%      0.2%       -1.8%
Stratford Greens              359      3/1/2002    $1,405      95.8%      95.4%      3.1%      3.5%       -6.6%
Terry Apartments               65     11/1/2000    $1,122      96.3%      95.2%      3.0%      4.2%        7.8%
Westwood Village Apts         242      3/1/2002    $2,122      98.4%      96.4%      4.6%      6.7%       10.5%
Woodmont Village Apts          96      3/1/2002    $1,259      94.4%      94.8%      2.9%      2.5%        6.7%
Yorkshire Village Apts         40      3/1/2002    $1,543      99.7%      99.7%      9.2%      9.3%        2.5%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Long Island
   Region                   3,752                  $1,400      95.4%      94.7%      2.7%      3.2%        2.5%      13.8%     8.6%

Maine
   Region
Liberty Commons                48      8/1/2005    $1,042      96.9%        n/a       n/a       n/a         n/a
Mill Co. Gardens               95      7/7/1998      $756      92.0%      94.7%      4.0%      1.1%       -3.3%
Redbank Village               500      7/7/1998      $796      90.1%      91.2%      2.0%      0.9%       -0.9%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Maine
   Region                     643                    $808      91.0%      91.7%      2.3%      0.9%       -1.3%       1.4%     1.5%

New Jersey
   Region
Barrington Gardens            148      3/1/2005      $809      93.6%        n/a       n/a       n/a         n/a
Chatham Hill
Apartments                    308     1/30/2004    $1,550      95.9%      92.9%      7.0%     10.4%       22.9%
East Hill Gardens              33      7/7/1998    $1,413      95.5%     100.0%      4.4%     -0.3%      -10.2%
Fairmount Apartments           54     1/30/2004      $793      97.2%      98.1%      2.7%      1.7%      -13.4%
Hackensack Gardens            198      3/1/2005      $824      96.2%        n/a       n/a       n/a         n/a
Kensington Apartments          38     1/30/2004      $921      98.5%      95.4%      2.1%      5.3%        2.2%
Lakeview                      106      7/7/1998    $1,210      98.7%      95.6%      3.6%      7.0%       -2.4%
Northwood Apartments          134     1/30/2004    $1,157      97.5%      95.7%      3.3%      5.2%       -1.9%
Oak Manor                      77      7/7/1998    $1,703      97.7%      97.7%      3.2%      3.3%       -1.4%
Pleasant View               1,142      7/7/1998    $1,031      92.6%      92.1%      1.8%      2.4%      -10.1%
Pleasure Bay                  270      7/7/1998    $1,018      95.4%      95.9%      6.3%      5.7%        8.3%
Regency Club                  372     9/24/2004    $1,085      91.7%      97.5%      4.3%     -2.0%      -12.5%
Royal Gardens
Apartments                    550     5/28/1997    $1,093      92.5%      91.6%      3.4%      4.3%        0.2%
Wayne Village                 275      7/7/1998    $1,247      97.0%      96.6%      6.1%      6.6%        3.2%
Windsor Realty                 67      7/7/1998    $1,118      98.3%      96.6%      4.2%      6.0%       -7.7%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total New Jersey
   Region                   3,772                  $1,107      94.4%      94.0%      3.8%      4.1%       -1.5%       9.6%     8.7%

Philadelphia
   Region
Beechwood Gardens             160      7/7/1998      $826      93.4%      91.8%     -0.2%      1.5%       -1.2%
Castle Club                   158     3/15/2000      $920      96.5%      96.3%      3.9%      4.1%        0.3%
Chesterfield                  247     9/23/1997      $879      95.6%      94.6%      1.4%      2.5%        4.3%
Curren Terrace                318     9/23/1997      $901      91.6%      95.0%      0.1%     -3.5%        2.1%
Executive House               100     9/23/1997      $946      94.5%      96.8%      2.8%      0.4%       -0.2%
Glen Brook                    173     7/28/1999      $787      89.7%      87.7%      0.9%      3.3%       18.6%
Glen Manor                    174     9/23/1997      $771      85.4%      91.0%      2.2%     -4.0%       -9.5%
Golf Club                     399     3/15/2000    $1,015      90.7%      89.7%      0.1%      1.3%       13.9%
Hill Brook Place              274     7/28/1999      $860      95.9%      96.3%      3.1%      2.7%        5.9%
Home Properties of
Bryn Mawr                     316     3/15/2000    $1,039      93.5%      88.3%      0.2%      6.0%       16.2%
Home Properties of
Devon                         629     3/15/2000    $1,073      92.9%      81.3%     -1.2%     12.9%       57.7%
New Orleans Park              442     7/28/1999      $799      92.5%      92.6%      2.1%      2.0%        7.9%
Racquet Club                  466      7/7/1998    $1,011      95.0%      95.4%      2.3%      1.9%        2.8%
Racquet Club South            103     5/27/1999      $872      94.4%      94.0%      2.8%      3.2%        8.5%
Ridley Brook                  244     7/28/1999      $855      97.0%      92.1%      3.3%      8.8%       14.7%
Sherry Lake                   298     7/23/1998    $1,145      93.7%      93.4%      2.1%      2.5%        4.8%
The Brooke at
Peachtree Village             146     8/15/2005      $988      97.0%        n/a       n/a       n/a         n/a
The Landings                  384    11/25/1996      $971      93.3%      90.9%     -2.0%      0.6%       -0.6%
Trexler Park                  249     3/15/2000    $1,044      91.5%      89.3%     -2.2%      0.2%        7.8%
Valley View                   177     9/23/1997      $818      92.1%      93.4%      3.3%      1.9%       10.5%
Village Square                128     9/23/1997      $916      84.4%      93.3%      0.6%     -9.0%      -11.9%
William Henry                 363     3/15/2000    $1,109      91.1%      92.7%      2.0%      0.2%        1.0%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Philadelphia
   Region                   5,948                    $958      92.9%      91.1%      0.9%      2.8%       10.1%      14.1%    13.7%

Rochester, NY
   Region
1600 East Avenue              164     9/18/1997    $1,033      92.8%      92.2%     -1.4%     -0.7%        2.9%
1600 Elmwood                  210      8/4/1994      $921      90.0%      94.9%     -0.2%     -5.3%      -15.3%
Brook Hill                    192      8/4/1994      $842      95.5%      88.0%     -2.0%      6.3%       15.6%
Newcastle Apartments          197      8/4/1994      $758      89.7%      95.8%     -2.0%     -8.3%      -22.1%
Perinton Manor                224      8/4/1994      $818      95.4%      94.0%      0.4%      1.9%        4.8%
Riverton Knolls               240      8/4/1994      $842      96.3%      89.1%     -0.1%      8.0%       26.3%
Spanish Gardens               220      8/4/1994      $674      94.3%      86.8%     -4.7%      3.5%       10.7%
The Meadows                   113      8/4/1994      $765      88.2%      96.6%      0.1%     -8.5%      -25.1%
Woodgate                      120     6/30/1997      $811      93.8%      93.8%     -2.4%     -2.4%        0.8%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Rochester
   Region                   1,680                    $828      93.2%      92.0%     -1.3%     -0.1%        1.0%       2.9%     3.9%

Syracuse, NY
   Region
Fairview Heights              214      8/4/1994    $1,010      88.5%      95.6%      1.9%     -5.7%      -18.0%
Harborside Manor              281     9/30/1994      $699      91.7%      97.9%      2.5%     -4.0%      -16.3%
Pearl Street                   60     5/17/1995      $623      92.8%      97.5%      4.3%     -0.7%        3.4%
Village Green (inclu
Fairways)                     448    12/19/1994      $711      88.7%      93.8%      1.5%     -4.0%      -20.2%
Westminster Place             240      1/1/1996      $688      95.2%      95.9%      2.5%      1.7%        6.3%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Syracuse
   Region                   1,243                    $751      90.6%      95.6%      2.1%     -3.3%      -13.3%       1.9%     2.9%

Washington DC
   Region
Braddock Lee                  255     3/16/1998    $1,200      97.8%      97.0%      5.0%      5.8%        3.8%
Brittany Place                591     8/22/2002    $1,044      93.4%      90.7%     -1.2%      1.7%       -9.5%
Cider Mill                    864     9/27/2002    $1,045      94.0%      93.4%      1.7%      2.4%        4.1%
Cinnamon Run                  511    12/28/2005    $1,041      98.1%        n/a       n/a       n/a         n/a
East Meadow                   150      8/1/2000    $1,239      95.4%      97.7%      3.4%      1.0%       -0.7%
Elmwood Terrace               504     6/30/2000      $832      90.7%      89.8%      0.6%      1.6%       -4.1%
Falkland Chase                450     9/10/2003    $1,185      94.9%      91.0%      4.0%      8.5%        7.2%
Orleans Village               851    11/16/2000    $1,218      95.5%      90.7%      4.3%      9.8%       14.1%
Park Shirlington              294     3/16/1998    $1,167      95.2%      92.0%      2.4%      5.9%        1.9%
Peppertree Farm               881    12/28/2005    $1,050      92.3%        n/a       n/a       n/a         n/a
Seminary Hill                 296      7/1/1999    $1,177      92.5%      89.1%      0.3%      4.2%       -2.0%
Seminary Towers               539      7/1/1999    $1,204      92.3%      92.0%      2.8%      3.2%        9.1%
Tamarron Apartments           132     7/16/1999    $1,277      93.5%      95.5%      5.4%      3.2%        4.6%
The Apts at
Wellington Trace              240      3/2/2004    $1,161      98.2%      95.5%      0.1%      3.0%       13.1%
The Manor - MD                435     8/31/2001    $1,112      90.5%      90.9%     -0.3%     -0.7%       -4.4%
The Manor - VA                198     2/19/1999      $985      94.7%      94.7%      7.0%      6.9%       16.8%
The Sycamores                 185    12/16/2002    $1,233      97.7%      96.8%      6.4%      7.4%       12.1%
Virginia Village              344     5/31/2001    $1,210      91.3%      94.6%      1.0%     -2.5%       -5.8%
West Springfield              244    11/18/2002    $1,320      92.3%      95.9%      6.7%      2.8%        5.7%
Woodleaf Apartments           228     3/19/2004    $1,012      92.7%      94.5%      4.5%      2.5%      -10.4%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Washington DC
   Region                   8,192                  $1,127      93.9%      92.6%      2.5%      3.9%        3.6%      20.0%    18.9%

TOTAL OWNED PORTFOLIO      43,432                    $983      93.6%        n/a       n/a       n/a         n/a     100.0%   100.0%

TOTAL CORE PORTFOLIO       33,422                  $1,009      93.7%      92.7%      1.8%      2.9%        3.0%
HELD FOR SALE/DETROIT       5,046                    $741      91.1%      89.8%     -2.6%     -1.1%       -8.1%
TOTAL SAME STORE           38,468                    $974      93.4%      92.4%      1.4%      2.5%        2.1%

                    HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                     December YTD                                 YTD '05 versus YTD '04
                                                                                         %   Growth
                                                                                    --------------------
                                                  YTD '05                  Year                                      YTD %
                             # of          Date    Rent/.    YTD '05        Ago    Rental    Rental         NOI     NOI w/        %
                            Apts.         Acqu.        Mo     Occup.     Occup.     Rates     Revs.      w/ G&A        G&A   #Units
                            -----         -----        --     ------     ------     -----     -----      ------        ---   ------

Baltimore
   Region
Bonnie Ridge                  960      7/1/1999      $984      92.1%      91.8%     -1.1%     -0.8%       -5.0%
Canterbury Apartments         618     7/16/1999      $829      93.4%      93.0%      3.1%      3.5%        3.1%
Country Village               344     4/30/1998      $803      92.9%      93.4%      3.2%      2.7%        0.8%
Falcon Crest                  396     7/16/1999      $883      90.5%      92.3%      3.2%      1.2%        2.0%
Fenland Field                 234      8/1/2001    $1,025      94.1%      92.8%      2.3%      3.7%        2.2%
Gateway Village               132     7/16/1999    $1,144      92.9%      92.8%      2.9%      3.1%        4.9%
Mill Towne Village
Apts                          384     5/31/2001      $787      95.0%      93.7%      3.6%      5.1%        5.3%
Morningside Heights         1,050     4/30/1998      $807      93.7%      93.6%      3.5%      3.6%        5.9%
Owings Run                    504     7/16/1999    $1,008      94.0%      93.0%      4.8%      5.9%        6.2%
Ridgeview at
Wakefield Valley              204     1/13/2005    $1,007      93.5%        n/a       n/a       n/a         n/a
Selford Townhomes             102     7/16/1999    $1,193      92.4%      94.1%      5.3%      3.4%        3.5%
Shakespeare Park               84     7/16/1999      $810      96.9%      96.1%     11.9%     12.8%       -0.6%
Timbercroft Townhomes         284     7/16/1999      $767      98.8%      99.4%      5.6%      4.9%        8.8%
Village Square
Townhomes                     370     7/16/1999    $1,034      95.6%      95.0%      4.7%      5.3%        6.9%
Woodholme Manor               176     3/31/2001      $733      91.2%      94.0%      4.9%      1.9%       -3.5%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Baltimore
   Region                   5,842                    $896      93.5%      93.4%      2.9%      3.1%        2.7%      14.6%    13.4%

Boston
   Region
Gardencrest                   696     6/28/2002    $1,326      95.2%      92.8%      2.6%      5.2%        5.8%
Stone Ends                    280     2/12/2003    $1,175      95.6%      94.5%     -0.3%      1.0%       -1.5%
The Village at
Marshfield                    276     3/17/2004    $1,099      93.9%        n/a       n/a       n/a         n/a
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Boston
   Region                   1,252                  $1,242      95.0%      93.3%      1.9%      4.1%        3.6%       4.0%     2.9%

Buffalo, NY
   Region
Emerson Square                 96    10/15/1997      $685      96.3%      97.3%      2.9%      1.9%        1.3%
Idylwood                      720      1/1/1995      $677      92.4%      93.2%      2.0%      1.1%       11.9%
Paradise Lane                 324    10/15/1997      $702      89.9%      93.3%      1.6%     -2.1%       -6.9%
Raintree Island               504      8/4/1994      $725      90.1%      92.9%      0.8%     -2.2%       -9.5%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Buffalo
   Region                   1,644                    $697      91.4%      93.4%      1.6%     -0.6%        1.0%       2.1%     3.8%

Delaware
   Region
Home Properties of
Newark                        432     7/16/1999      $827      94.1%      94.2%      5.4%      5.3%       12.4%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Delaware
   Region                     432                    $827      94.1%      94.2%      5.4%      5.3%       12.4%       1.0%     1.0%

Detroit, Michigan
   Region
Canterbury Square             336    10/29/1997      $746      88.4%      93.8%     -0.9%     -6.6%      -14.0%
Carriage Hill - MI            168     9/29/1998      $784      94.3%      95.2%      1.1%      0.2%       -5.5%
Carriage Park                 256     9/29/1998      $732      91.8%      93.5%     -0.6%     -2.5%       -6.8%
Charter Square                492    10/29/1997      $856      92.4%      93.0%      0.6%     -0.1%       -5.8%
Cherry Hill Club              165      7/7/1998      $635      89.9%      87.5%     -1.4%      1.3%        3.9%
Cherry Hill Village           224     9/29/1998      $694      94.7%      96.5%     -1.5%     -3.3%      -17.3%
Deerfield Woods               144     3/22/2000      $793      93.2%      91.7%     -1.9%     -0.2%       -4.3%
Fordham Green                 146    10/29/1997      $883      86.3%      89.8%     -0.9%     -4.9%      -15.8%
Greentrees                    288    10/29/1997      $625      86.3%      85.9%     -4.5%     -4.0%      -27.2%
Hampton Court                 182     9/30/2000      $674      87.1%      86.6%      0.0%      0.6%        5.3%
Kingsley                      328    10/29/1997      $667      93.4%      93.2%     -0.2%      0.0%       -4.0%
Macomb Manor                  217     3/22/2000      $693      92.4%      92.4%     -0.7%     -0.7%      -11.7%
Oak Park Manor                298    10/29/1997      $846      86.3%      89.3%      0.7%     -2.7%       -5.5%
Scotsdale                     376    11/26/1997      $656      92.4%      92.9%     -2.3%     -2.8%       -8.8%
Southpointe Square            224    10/29/1997      $642      88.6%      90.7%     -0.4%     -2.6%      -14.6%
Springwells Park              303      4/8/1999      $960      88.8%      89.1%     -1.8%     -2.2%      -12.1%
Stephenson House              128    10/29/1997      $671      92.8%      94.2%      0.5%     -0.9%       -1.9%
The Lakes                     434     11/5/1999      $835      85.8%      88.3%     -3.3%     -6.1%      -18.9%
Woodland Gardens              337    10/29/1997      $719      94.3%      93.4%     -1.6%     -0.6%       -5.4%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Detroit
   Region                   5,046                    $751      90.3%      91.4%     -1.1%     -2.3%       -9.8%       7.5%    11.6%

Florida
   Region
 The Hamptons                 668      7/7/2004      $878      96.0%        n/a       n/a       n/a         n/a
 Vinings at Hampton
Village                       168      7/7/2004      $956      94.6%        n/a       n/a       n/a         n/a
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Florida
   Region                     836                    $894      95.7%      90.5%       n/a       n/a         n/a       1.7%     1.9%

Hudson Valley
   Region
Carriage Hill                 140     7/17/1996    $1,211      93.3%      93.0%      0.1%      0.4%        1.8%
Cornwall Park                  75     7/17/1996    $1,624      87.6%      90.3%      1.3%     -1.8%       -8.9%
Lakeshore Villas              152     7/17/1996    $1,049      93.2%      93.1%      3.6%      3.8%       -6.4%
Patricia                      100      7/7/1998    $1,345      95.4%      92.9%      3.1%      5.9%        5.9%
Sherwood Consolidation        224    10/11/2002    $1,090      96.6%      96.7%      9.6%      9.5%        8.7%
Sunset Gardens                217     7/17/1996      $912      95.0%      95.0%      3.8%      3.7%        5.4%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Hudson Valley
   Region                     908                  $1,131      94.0%      93.9%      4.0%      4.1%        1.7%       2.3%     2.1%

Illinois
   Region
Blackhawk                     371    10/20/2000      $827      91.4%      88.8%     -3.4%     -0.5%        2.2%
Courtyards Village            224     8/29/2001      $751      94.2%      95.8%     -0.8%     -2.4%       -4.9%
Cypress Place                 192    12/27/2000      $887      92.9%      94.3%      0.5%     -1.0%       -7.8%
The Colony                    783      9/1/1999      $807      93.4%      91.9%     -2.6%     -1.0%        1.8%
The New Colonies              672     6/23/1998      $699      91.4%      92.2%     -0.6%     -1.5%       -6.6%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Illinois
   Region                   2,242                    $779      92.6%      92.1%     -1.7%     -1.2%       -2.2%       3.7%     5.1%

Long Island, NY
   Region
Bayview / Colonial            160     11/1/2000    $1,150      96.0%      95.9%      3.5%      3.6%        4.7%
Cambridge Village              82      3/1/2002    $1,454      97.8%      97.4%      7.8%      8.3%       15.8%
Coventry Village               94     7/31/1998    $1,336      95.7%      94.2%      2.9%      4.5%        6.7%
Devonshire Hills              297     7/16/2001    $1,662      96.4%      94.0%      0.0%      2.6%        4.0%
East Winds                     96     11/1/2000    $1,117      93.3%      93.9%      2.5%      1.9%        6.0%
Hawthorne Court               434      4/4/2002    $1,331      94.0%      94.9%      4.8%      3.8%        1.4%
Heritage Square                80      4/4/2002    $1,441      97.4%      97.1%      8.6%      9.0%        8.0%
Holiday Square                144     5/31/2002    $1,033      95.4%      97.6%      8.3%      5.9%       -3.6%
Lake Grove Apartments         368      2/3/1997    $1,368      93.3%      93.4%      1.7%      1.6%        0.2%
Maple Tree                     84     11/1/2000    $1,136      93.4%      92.3%      1.7%      2.9%       -1.0%
Mid- Island Estates           232      7/1/1997    $1,227      95.0%      95.7%      5.3%      4.5%        6.3%
Rider Terrace                  24     11/1/2000    $1,223      90.8%      96.0%      5.4%     -0.3%       -4.8%
Sayville Commons              342     7/15/2005    $1,333      97.4%        n/a       n/a       n/a         n/a
South Bay Manor                61     9/11/2000    $1,519      93.1%      96.3%      3.6%      0.2%       -3.7%
Southern Meadows              452     6/29/2001    $1,325      94.8%      94.3%      0.7%      1.2%        0.7%
Stratford Greens              359      3/1/2002    $1,384      95.8%      94.3%      2.6%      4.3%       -3.8%
Terry Apartments               65     11/1/2000    $1,107      96.3%      92.3%      1.4%      5.8%        5.3%
Westwood Village Apts         242      3/1/2002    $2,088      95.5%      95.5%      6.0%      5.9%        4.0%
Woodmont Village Apts          96      3/1/2002    $1,240      94.5%      94.7%      3.2%      2.9%        5.7%
Yorkshire Village Apts         40      3/1/2002    $1,489      97.4%      99.1%      7.4%      5.6%        1.4%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Long Island
   Region                   3,752                  $1,387      95.1%      94.8%      3.3%      3.6%        2.0%      13.1%     8.6%

Maine
   Region
Liberty Commons                48      8/1/2005    $1,058      88.5%        n/a       n/a       n/a         n/a
Mill Co. Gardens               95      7/7/1998      $747      95.3%      95.2%      5.1%      5.2%        4.8%
Redbank Village               500      7/7/1998      $793      91.9%      92.2%      3.2%      2.9%        6.2%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Maine
   Region                     643                    $786      92.4%      92.6%      3.5%      3.2%        6.0%       1.3%     1.5%

New Jersey
   Region
Barrington Gardens            148      3/1/2005      $792      94.8%        n/a       n/a       n/a         n/a
Chatham Hill
Apartments                    308     1/30/2004    $1,503      94.5%        n/a       n/a       n/a         n/a
East Hill Gardens              33      7/7/1998    $1,386      95.9%      95.2%      4.1%      4.9%        5.5%
Fairmount Apartments           54     1/30/2004      $783      97.9%        n/a       n/a       n/a         n/a
Hackensack Gardens            198      3/1/2005      $805      96.7%        n/a       n/a       n/a         n/a
Kensington Apartments          38     1/30/2004      $904      97.4%        n/a       n/a       n/a         n/a
Lakeview                      106      7/7/1998    $1,195      96.4%      95.5%      4.9%      5.8%        5.4%
Northwood Apartments          134     1/30/2004    $1,139      96.6%        n/a       n/a       n/a         n/a
Oak Manor                      77      7/7/1998    $1,682      97.1%      96.9%      3.5%      3.8%        5.5%
Pleasant View               1,142      7/7/1998    $1,022      92.6%      93.9%      2.5%      1.1%       -2.8%
Pleasure Bay                  270      7/7/1998      $999      96.2%      96.0%      7.5%      7.8%        9.7%
Regency Club                  372     9/24/2004    $1,072      94.4%        n/a       n/a       n/a         n/a
Royal Gardens
Apartments                    550     5/28/1997    $1,083      92.2%      93.2%      4.2%      3.1%        2.2%
Wayne Village                 275      7/7/1998    $1,219      95.7%      96.3%      6.3%      5.6%        7.7%
Windsor Realty                 67      7/7/1998    $1,101      95.3%      96.0%      5.0%      4.3%       -2.4%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total New Jersey
   Region                   3,772                  $1,119      94.1%      94.5%      4.1%      3.2%        1.7%      10.1%     8.7%

Philadelphia
   Region
Beechwood Gardens             160      7/7/1998      $826      94.4%      94.4%      3.1%      3.0%        5.1%
Castle Club                   158     3/15/2000      $907      94.8%      94.3%      4.3%      4.9%       10.9%
Chesterfield                  247     9/23/1997      $872      95.9%      95.3%      1.8%      2.4%        7.6%
Curren Terrace                318     9/23/1997      $906      93.3%      91.9%      1.4%      2.8%        7.4%
Executive House               100     9/23/1997      $927      94.6%      94.4%      2.5%      2.7%        4.9%
Glen Brook                    173     7/28/1999      $771      91.2%      91.9%      1.1%      0.4%        4.5%
Glen Manor                    174     9/23/1997      $763      90.6%      92.7%      1.6%     -0.8%        0.1%
Golf Club                     399     3/15/2000    $1,009      91.1%      91.0%      0.6%      0.7%        8.8%
Hill Brook Place              274     7/28/1999      $849      95.8%      96.7%      3.5%      2.4%        5.0%
Home Properties of
Bryn Mawr                     316     3/15/2000    $1,037      92.6%      92.4%     -0.1%      0.2%        3.7%
Home Properties of
Devon                         629     3/15/2000    $1,062      89.8%      86.4%     -1.9%      1.9%       11.4%
New Orleans Park              442     7/28/1999      $792      92.7%      93.5%      1.4%      0.5%        1.9%
Racquet Club                  466      7/7/1998    $1,000      96.3%      95.5%      3.7%      4.5%       10.3%
Racquet Club South            103     5/27/1999      $858      96.3%      94.0%      2.0%      4.4%        8.2%
Ridley Brook                  244     7/28/1999      $842      94.5%      95.1%      3.4%      2.7%       -0.3%
Sherry Lake                   298     7/23/1998    $1,132      93.8%      94.8%      2.9%      1.9%        6.2%
The Brooke at
Peachtree Village             146     8/15/2005      $972      97.2%        n/a       n/a       n/a         n/a
The Landings                  384    11/25/1996      $961      94.8%      94.2%     -1.8%     -1.1%       -0.7%
Trexler Park                  249     3/15/2000    $1,030      92.5%      89.3%     -2.3%      1.2%        5.3%
Valley View                   177     9/23/1997      $807      91.3%      89.9%      3.8%      5.4%       17.5%
Village Square                128     9/23/1997      $909      93.1%      94.1%      1.5%      0.4%        3.4%
William Henry                 363     3/15/2000    $1,098      92.1%      92.7%      3.4%      2.7%        7.0%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Philadelphia
   Region                   5,948                    $948      93.1%      92.5%      1.2%      1.9%        6.4%      13.8%    13.7%

Rochester, NY
   Region
1600 East Avenue              164     9/18/1997    $1,039      91.1%      92.9%      0.4%     -1.5%       -1.3%
1600 Elmwood                  210      8/4/1994      $928      92.1%      93.4%      0.8%     -0.6%       -6.9%
Brook Hill                    192      8/4/1994      $854      92.4%      92.4%     -1.1%     -1.1%        1.6%
Newcastle Apartments          197      8/4/1994      $763      92.1%      94.6%     -0.7%     -3.3%       -8.6%
Perinton Manor                224      8/4/1994      $821      94.2%      94.8%      1.3%      0.6%       -4.8%
Riverton Knolls               240      8/4/1994      $839      93.1%      90.4%      0.4%      3.4%       18.4%
Spanish Gardens               220      8/4/1994      $690      91.6%      89.9%     -2.5%     -0.7%        1.7%
The Meadows                   113      8/4/1994      $767      93.4%      96.4%      2.2%     -1.1%       -3.7%
Woodgate                      120     6/30/1997      $824      92.4%      93.1%     -0.5%     -1.2%       -2.0%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Rochester
   Region                   1,680                    $835      92.5%      92.9%      0.0%     -0.4%       -0.2%       2.9%     3.9%

Syracuse, NY
   Region
Fairview Heights              214      8/4/1994      $998      86.8%      90.6%      4.1%     -0.2%       -6.1%
Harborside Manor              281     9/30/1994      $694      93.9%      95.6%      2.9%      1.1%        2.1%
Pearl Street                   60     5/17/1995      $616      93.0%      96.2%      4.7%      1.1%       11.6%
Village Green (inclu
Fairways)                     448    12/19/1994      $708      89.6%      92.4%      1.6%     -1.5%       -5.4%
Westminster Place             240      1/1/1996      $684      92.9%      93.6%      1.9%      1.2%        9.8%
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Syracuse
   Region                   1,243                    $746      90.6%      93.0%      2.6%     -0.1%       -0.8%       1.9%     2.9%

Washington DC
   Region
Braddock Lee                  255     3/16/1998    $1,184      94.8%      96.5%      5.8%      4.0%        2.6%
Brittany Place                591     8/22/2002    $1,051      91.5%      93.3%      1.6%     -0.4%       -9.3%
Cider Mill                    864     9/27/2002    $1,034      93.5%      94.4%      1.3%      0.4%       -0.1%
Cinnamon Run                  511    12/28/2005    $1,041      98.1%        n/a       n/a       n/a         n/a
East Meadow                   150      8/1/2000    $1,229      96.0%      96.8%      5.0%      4.0%        7.2%
Elmwood Terrace               504     6/30/2000      $831      89.9%      91.1%      1.2%     -0.2%       -0.8%
Falkland Chase                450     9/10/2003    $1,162      92.8%      92.5%      3.5%      3.9%        7.3%
Orleans Village               851    11/16/2000    $1,193      93.9%      92.4%      3.7%      5.4%        6.8%
Park Shirlington              294     3/16/1998    $1,159      93.4%      93.2%      2.4%      2.6%        3.0%
Peppertree Farm               881    12/28/2005    $1,050      92.3%        n/a       n/a       n/a         n/a
Seminary Hill                 296      7/1/1999    $1,172      92.5%      91.3%      1.4%      2.8%        4.4%
Seminary Towers               539      7/1/1999    $1,186      92.8%      93.2%      3.4%      3.0%        4.5%
Tamarron Apartments           132     7/16/1999    $1,243      94.6%      94.9%      6.3%      6.0%        6.4%
The Apts at
Wellington Trace              240      3/2/2004    $1,166      96.5%        n/a       n/a       n/a         n/a
The Manor - MD                435     8/31/2001    $1,113      91.8%      93.0%     -0.4%     -1.7%       -0.8%
The Manor - VA                198     2/19/1999      $973      93.9%      92.7%      6.5%      7.8%       23.2%
The Sycamores                 185    12/16/2002    $1,200      96.6%      95.5%      6.2%      7.5%       13.8%
Virginia Village              344     5/31/2001    $1,204      94.6%      95.0%      1.5%      1.1%       -3.1%
West Springfield              244    11/18/2002    $1,268      95.5%      94.4%      4.2%      5.5%       11.0%
Woodleaf Apartments           228     3/19/2004      $998      92.7%        n/a       n/a       n/a         n/a
                        ----------               --------- ---------- ---------- --------- --------- ----------- -------------------
 Total Washington DC
   Region                   8,192                  $1,114      93.4%      93.4%      2.8%      2.6%        3.2%      20.0%    18.9%

TOTAL OWNED PORTFOLIO      43,432                    $974      93.3%        n/a       n/a       n/a         n/a     100.0%   100.0%

TOTAL CORE PORTFOLIO       33,422                  $1,000      93.5%      93.4%      2.4%      2.4%        2.9%
HELD FOR SALE/DETROIT       5,046                    $751      90.3%      91.4%     -1.1%     -2.3%       -9.8%
TOTAL SAME STORE           38,468                    $967      93.1%      93.2%      2.0%      1.9%        1.7%

Home Properties, Inc.
December 31, 2005 Supplemental Information

ECONOMIC OCCUPANCY COMPARISON BY REGIONS - CORE/INCLUDING DETROIT

------------------------------------------- ---------- -- ------------- ------------ -----------
                                                               4th Qtr      3rd Qtr
Region                                        % Units             2005         2005    Variance
------                                        -------             ----         ----    --------

New Jersey, Long Island, Hudson Valley          17.8%            94.5%        94.9%       -0.4%
Washington                                      16.5%            93.7%        94.1%       -0.4%
Philadelphia                                    15.1%            92.8%        93.7%       -0.9%
Baltimore                                       14.7%            93.9%        94.0%       -0.1%
Upstate, NY                                     11.9%            91.9%        91.4%        0.5%
Chicago                                          5.8%            93.6%        94.0%       -0.4%
Misc.                                            5.1%            93.6%        94.5%       -0.9%
                                               -----              ---          ---         ---

Total Core                                      86.9%            93.7%        93.9%       -0.2%

Held For Sale/Detroit                           13.1%            91.1%        90.5%        0.6%
                                               -----              ---          ---         ---

Total Same Store                               100.0%            93.4%        93.5%       -0.1%
                                               =====             ====         ====         ===
------------------------------------------- ---------- -- ------------- ------------ -----------

------------------------------------------- ---------- -- ------------- ------------ -----------
                                                               4th Qtr      4th Qtr
Region                                        % Units             2005         2004    Variance
------                                        -------             ----         ----    --------

New Jersey, Long Island, Hudson Valley          17.8%            94.5%        94.1%        0.4%
Washington                                      16.5%            93.7%        92.4%        1.3%
Philadelphia                                    15.1%            92.8%        91.1%        1.7%
Baltimore                                       14.7%            93.9%        92.6%        1.3%
Upstate, NY                                     11.9%            91.9%        93.2%       -1.3%
Chicago                                          5.8%            93.6%        91.2%        2.4%
Misc.                                            5.1%            93.6%        93.1%        0.5%
                                               -----              ---          ---         ---

Total Core                                      86.9%            93.7%        92.7%        1.0%

Held For Sale/Detroit                           13.1%            91.1%        89.8%        1.3%
                                               -----              ---          ---         ---

Total Same Store                               100.0%            93.4%        92.3%        1.1%
                                               =====             ====         ====         ===
------------------------------------------- ---------- -- ------------- ------------ -----------

------------------------------------------- ---------- -- ------------- ------------ -----------
                                                                   Dec      4th Qtr
Region                                        % Units             2005         2005    Variance
------                                        -------             ----         ----    --------

New Jersey, Long Island, Hudson Valley          17.8%            94.5%        94.5%        0.0%
Washington                                      16.5%            93.6%        93.7%       -0.1%
Philadelphia                                    15.1%            92.6%        92.8%       -0.2%
Baltimore                                       14.7%            94.0%        93.9%        0.1%
Upstate, NY                                     11.9%            91.8%        91.9%       -0.1%
Chicago                                          5.8%            93.4%        93.6%       -0.2%
Misc.                                            5.1%            94.1%        93.6%        0.5%
                                               -----              ---          ---         ---

Total Core                                      86.9%            93.6%        93.7%       -0.1%

Held For Sale/Detroit                           13.1%            90.6%        91.1%       -0.5%
                                               -----              ---          ---         ---

Total Same Store                               100.0%            93.2%        93.4%       -0.2%
                                               =====             ====         ====         ===
------------------------------------------- ---------- -- ------------- ------------ -----------

SAME STORE SEQUENTIAL RESULTS
FOURTH QUARTER 2005 VERSUS THIRD QUARTER 2005
------------------------------------------- ---------- -- ------------- ------------ -----------

Region                                        % Units         Revenues     Expenses         NOI
------                                        -------         --------     --------         ---

New Jersey, Long Island, Hudson Valley          17.8%             0.3%        14.1%       -7.8%
Washington                                      16.5%             0.5%         3.8%       -1.6%
Philadelphia                                    15.1%             0.0%         7.8%       -4.9%
Baltimore                                       14.7%             0.9%         1.7%        0.6%
Upstate, NY                                     11.9%            -1.1%         3.1%       -5.5%
Chicago                                          5.8%            -0.8%         4.0%       -5.3%
Misc.                                            5.1%             0.0%         9.5%       -4.8%
                                               -----              ---          ---         ---

Total Core                                      86.9%             0.2%         6.9%       -4.1%

Held For Sale/Detroit                           13.1%             2.1%         5.5%       -1.5%
                                               -----              ---          ---         ---

Total Same Store                               100.0%             0.4%         6.7%       -3.9%
                                               =====             ====         ====         ===

Home Properties, Inc.
December 31, 2005 Supplemental Information

Resident Statistics

                        ---------------------- ----------- --------- ---------- --------- -------- -------- ------- ------- -------
Top Six Reasons for        4TH QTR     3RD QTR     2ND QTR   1ST QTR   4TH QTR   3RD QTR   2ND QTR  1ST QTR    YEAR    YEAR    YEAR
Moveouts                      2005        2005        2005      2005      2004      2004      2004     2004    2005    2004    2003
--------                      ----        ----        ----      ----      ----      ----      ----     ----    ----    ----    ----

Home purchase               19.00%      20.80%      19.40%    18.50%     19.80%    20.40%   20.40%   17.50%  19.40%  19.50%  19.60%

Employment related          16.30%      15.30%      15.80%    15.10%     16.10%    15.00%   14.70%   16.20%  15.60%  15.50%  14.90%

Eviction/skip               15.00%      11.20%      10.80%    15.30%     12.70%    11.30%   11.20%   14.10%  13.10%  12.30%  12.60%

Location convenience/
     apartment size         11.50%      14.60%      13.00%    11.90%     11.60%    12.70%   13.80%   11.00%  12.80%  12.30%  12.20%

Rent level                   8.90%       8.80%      10.10%     8.90%      9.80%     9.30%    9.30%    9.80%   9.20%   9.60%   9.10%

Transfer w/in HP             8.80%       8.00%       8.30%    11.10%     10.20%     8.80%    8.90%   10.10%   9.10%   9.50%   9.00%
                        ---------------------- ----------- --------- ---------- --------- -------- -------- ------- ------- -------

---------------------------------------------- ----------- --------- ---------- --------- -------- --------
Traffic                                Signed                 Signed   Turnover
                           Traffic     Leases      Traffic    Leases
                        4th Qtr 05  4th Qtr 05     Year 05   Year 05
                                To          To          To        To        4th       4th     Year     Year
                        4th Qtr 04  4th Qtr 04     Year 04   Year 04     Qtr 05    Qtr 04       05       04
                        ----------  ----------     -------   -------     ------    ------       --       --

Region
Baltimore                     -10%        -11%         -6%        5%         9%       10%      42%      43%
Washington                      2%          1%         -7%        9%        10%       11%      45%      44%
New Jersey                     32%         25%         -1%       17%         9%       10%      36%      37%
Long Island                     2%          9%         -7%        0%         9%        9%      39%      41%
Hudson Valley                  12%         44%         -1%        0%        11%       11%      46%      45%
Philadelphia                  -16%        -10%         -9%       -2%        10%        9%      47%      46%
Rochester                       7%         -1%         21%        7%         9%        9%      48%      48%
Buffalo                        28%         35%          6%        9%        10%       11%      53%      52%
Syracuse                      -18%         91%        -17%       10%         7%        8%      50%      52%
Chicago                         3%          2%         14%       14%        10%       12%      53%      50%
                               --          --           -         -         --        --       --       --

Total Core Portfolio           -2%          4%         -4%        5%        10%       10%      45%      45%

Held For Sale/Detroit          -6%        -24%          0%        6%        11%       11%      49%      48%
                               --          --           -         -         --        --       --       --

Total Same Store               -3%         -1%         -3%        5%        10%       10%      45%      45%
---------------------------------------------- ----------- --------- ---------- --------- -------- --------

---------------------------------------------- ----------- --------- ----------
                                           4th         4th
                                        Qtr 05      Qtr 04  Year 05    Year 04

Bad Debts as % of Rents                  0.94%       0.76%    0.75%      0.72%
---------------------------------------------- ----------- --------- ----------

HOME PROPERTIES, INC.
December 31, 2005 and 2004 Supplemental Information

SAME STORE PROPERTIES NET OPERATING INCOME DETAIL
     (Includes Detroit)

                              4TH QTR  4TH QTR                           YEAR      YEAR
                                 2005     2004   QUARTER        %        2005      2004       YEAR          %
                               ACTUAL   ACTUAL  VARIANCE  VARIANCE     ACTUAL    ACTUAL   VARIANCE    VARIANCE
                               ------   ------  --------  --------     ------    ------   --------    --------

RENT                          105,048  102,486     2,562      2.5%    415,873   408,116      7,757       1.9%
UTILITY RECOVERY                1,582       58     1,524   2627.6%      3,157        95      3,062    3223.2%
                              -------   ------     -----      ---     -------   -------     ------       ---
RENT INCLUDING RECOVERIES     106,630  102,544     4,086      4.0%    419,030   408,211     10,819       2.7%
OTHER INCOME                    5,578    5,491        87      1.6%     21,335    19,998      1,337       6.7%
                              -------   ------     -----      ---     -------   -------     ------       ---

TOTAL INCOME                  112,208  108,035     4,173      3.9%    440,365   428,209     12,156       2.8%
OPERATING & MAINTENANCE       (51,213) (48,280)   (2,933)    -6.1%   (200,397) (192,352)    (8,045)     -4.2%
                              -------   ------     -----      ---     -------   -------     ------       ---

NET SAME STORE NOI             60,995   59,755     1,240      2.1%    239,968   235,857      4,111       1.7%
                              =======   ======     =====      ===     =======   =======     ======       ===

OCCUPANCY %                     93.4%    92.4%      1.0%               93.1%     93.2%      -0.1%

WEIGHTED AVG RENT                $974     $961       $13      1.4%       $967      $948        $19       2.0%

CORE PROPERTIES NET OPERATING INCOME DETAIL
     (Excludes Detroit)

                              4TH QTR  4TH QTR                          YEAR      YEAR
                                 2005     2004   QUARTER         %      2005      2004       YEAR          %
                               ACTUAL   ACTUAL  VARIANCE  VARIANCE    ACTUAL    ACTUAL   VARIANCE    VARIANCE
                               ------   ------  --------  --------    ------    ------   --------    --------

RENT                           94,830   92,151     2,679      2.9%   374,816   366,085      8,731       2.4%
UTILITY RECOVERY                1,253       58     1,195   2060.3%     2,756        95      2,661    2801.1%
                              -------   ------     -----      ---    -------   -------     ------       ---
RENT INCLUDING RECOVERIES      96,083   92,209     3,874      4.2%   377,572   366,180     11,392       3.1%
OTHER INCOME                    5,039    4,943        96      1.9%    19,150    17,918      1,233       6.9%
                              -------   ------     -----      ---    -------   -------     ------       ---

TOTAL INCOME                  101,122   97,152     3,970      4.1%   396,722   384,098     12,625       3.3%
OPERATING & MAINTENANCE       (44,871) (42,557)   (2,314)    -5.4%  (176,339) (169,954)    (6,386)     -3.8%
                              -------   ------     -----      ---    -------   -------     ------       ---

NET CORE NOI                   56,251   54,595     1,656      3.0%   220,383   214,144      6,239       2.9%
                              =======   ======     =====      ===    =======   =======     ======       ===

OCCUPANCY %                     93.7%    92.7%      1.0%               93.5%     93.4%       0.1%
                                             .
WEIGHTED AVG RENT              $1,009     $991       $18      1.8%    $1,000      $977        $23       2.4%

HOME PROPERTIES, INC.
December 31, 2005 and 2004 Supplemental Information

SAME STORE PROPERTIES OPERATING EXPENSE DETAIL
     (Includes Detroit)

                                        4TH QTR     4TH QTR                          YEAR      YEAR
                                           2005        2004   QUARTER          %     2005      2004      YEAR          %
                                         ACTUAL      ACTUAL  VARIANCE   VARIANCE   ACTUAL    ACTUAL  VARIANCE   VARIANCE
                                         ------      ------  --------   --------   ------    ------  --------   --------

ELECTRICITY                               1,835       1,895        60       3.2%    7,907     7,662      (245)     -3.2%
GAS                                       8,486       5,954    (2,532)    -42.5%   23,362    19,120    (4,242)    -22.2%
WATER & SEWER                             3,103       2,803      (300)    -10.7%   11,661    10,920      (741)     -6.8%
REPAIRS & MAINTENANCE                     7,123       6,528      (595)     -9.1%   28,859    29,115       256       0.9%
PERSONNEL EXPENSE                         9,859      10,350       491       4.7%   42,754    41,942      (812)     -1.9%
SITE LEVEL INCENTIVE COMPENSATION           719         447      (272)    -60.9%    2,758     1,707    (1,051)    -61.6%
ADVERTISING                               1,860       2,034       174       8.6%    8,041     8,370       329       3.9%
LEGAL & PROFESSIONAL                        319         339        20       5.9%    1,336     1,463       127       8.7%
OFFICE & TELEPHONE                        1,240       1,495       255      17.1%    5,553     5,853       300       5.1%
PROPERTY INS.                             1,264       1,614       350      21.7%    5,929     7,132     1,203      16.9%
REAL ESTATE TAXES                        11,227      11,089      (138)     -1.2%   45,453    43,396    (2,057)     -4.7%
SNOW                                        317         214      (103)    -48.1%    1,431     1,244      (187)    -15.0%
TRASH                                       658         660         2       0.3%    2,696     2,612       (84)     -3.2%
PROPERTY MANAGEMENT G&A                   3,203       2,858      (345)    -12.1%   12,657    11,816      (841)     -7.1%
                                         ------      ------    ------       ---   -------   -------    ------       ---

TOTAL SAME STORE                         51,213      48,280    (2,933)     -6.1%  200,397   192,352    (8,045)     -4.2%
                                         ======      ======    ======       ===   =======   =======    ======       ===

CORE PROPERTIES OPERATING EXPENSE DETAIL
     (Excludes Detroit)

                                        4TH QTR     4TH QTR                          YEAR      YEAR
                                           2005        2004   QUARTER          %     2005      2004      YEAR          %
                                         ACTUAL      ACTUAL  VARIANCE   VARIANCE   ACTUAL    ACTUAL  VARIANCE   VARIANCE
                                         ------      ------  --------   --------   ------    ------  --------   --------

ELECTRICITY                               1,664       1,723        59       3.4%    7,114     6,934      (180)     -2.6%
GAS                                       7,469       5,410    (2,059)    -38.1%   20,839    17,423    (3,416)    -19.6%
WATER & SEWER                             2,694       2,414      (280)    -11.6%   10,244     9,644      (600)     -6.2%
REPAIRS & MAINTENANCE                     6,314       5,706      (608)    -10.7%   25,394    25,622       228       0.9%
PERSONNEL EXPENSE                         8,410       8,956       546       6.1%   36,925    36,427      (498)     -1.4%
SITE LEVEL INCENTIVE COMPENSATION           632         418      (214)    -51.2%    2,501     1,544      (957)    -62.0%
ADVERTISING                               1,617       1,765       148       8.4%    7,058     7,309       251       3.4%
LEGAL & PROFESSIONAL                        307         298        (9)     -3.0%    1,292     1,308        16       1.2%
OFFICE & TELEPHONE                        1,107       1,335       228      17.1%    4,998     5,252       254       4.8%
PROPERTY INS.                             1,055       1,395       340      24.4%    5,120     6,230     1,110      17.8%
REAL ESTATE TAXES                         9,959       9,843      (116)     -1.2%   40,166    38,404    (1,762)     -4.6%
SNOW                                        277         193       (84)    -43.5%    1,280     1,099      (181)    -16.5%
TRASH                                       613         618         5       0.8%    2,515     2,441       (74)     -3.0%
PROPERTY MANAGEMENT G&A                   2,753       2,483      (270)    -10.9%   10,893    10,317      (577)     -5.6%
                                         ------      ------    ------       ---   -------   -------    ------       ---

TOTAL CORE                               44,871      42,557    (2,314)     -5.4%  176,339   169,954    (6,386)     -3.8%
                                         ======      ======    ======       ===   =======   =======    ======       ===

Home Properties, Inc.
December 31, 2005 Supplemental Information

SUMMARY OF RECENT ACQUISITIONS

                                                                                            (1)                Wgtd. Avg.
                                                                      Purchase    # of      CAP     Purchase    Price Per
                           Community          Market        State         Date   Units     Rate   Price (mm)         Unit
--------------------------------------------- ------------- ------------------- ------- -------- -------------------------
2005 ACQUISITIONS
Ridgeview at Wakefield Valley                 Baltimore     MD       1/13/2005     204     7.1%        $19.7      $96,436
Hackensack Gardens                            New Jersey    NJ        3/1/2005     198     5.3%        $12.9      $65,192
Barrington Gardens                            New Jersey    NJ        3/1/2005     148     7.1%         $7.4      $50,176
Sayville Commons                              Long Island   NY       7/15/2005     342     5.4%        $63.6     $185,965
The Brooke at Peachtree Village               Philadelphia  PA       8/15/2005     146     5.7%        $16.0     $109,884
Peppertree Farm *                             NoVA/DC       MD      12/28/2005     881     6.1%        $96.7     $109,805
Cinnamon Run                                  NoVA/DC       MD      12/28/2005     511     6.2%        $67.7     $132,534
                                                                                ------- -------- -------------------------
                                                                      SUBTOTAL   2,430     6.0%       $284.1     $116,919

*    Purchase  Price is $7.2 million  less than  reported in  acquisition  press release due to GAAP fair market value  adjustment  for OP Units issued at a price above current market value.

                                                                                            (1)                Wgtd. Avg.
                                                                      Purchase    # of      CAP     Purchase    Price Per
                           Community          Market        State         Date   Units     Rate   Price (mm)         Unit
--------------------------------------------- ------------- ------------------- ------- -------- -------------------------
2004 ACQUISITIONS
Chatham Hill Apartments                       New Jersey    NJ       1/30/2004     308     6.2%        $45.7     $148,292
Northwood Apartments                          New Jersey    NJ       1/30/2004     134     6.2%        $14.4     $107,612
Fairmount Apartments                          New Jersey    NJ       1/30/2004      54     6.2%         $2.2      $41,519
Kensington Apartments                         New Jersey    NJ       1/30/2004      38     6.2%         $1.8      $48,211
The Apartments at Wellington Trace            NoVA/DC       MD        3/2/2004     240     7.4%        $29.5     $123,100
The Village at Marshfield                     Boston        MA       3/17/2004     276     7.6%        $27.0      $97,725
Woodleaf Apartments                           NoVA/DC       MD       3/19/2004     228     7.1%        $20.0      $87,895
The Hamptons/The Vinings at Hampton Village   Florida       FL        7/7/2004     836     6.2%        $70.4      $84,161
Regency Club                                  New Jersey    NJ       9/24/2004     372     6.7%        $36.4      $97,890
                                                                                ------- -------- -------------------------
                                                                     TOTAL YTD   2,486     6.7%       $247.5      $99,557
                                                                                ======= ======== =========================

--------------------------------------------- ------------- ------------------- ------- -------- -------------------------
TOTAL 2004 and 2005 Acquisitions                                                 4,916     6.3%       $531.6     $108,139
--------------------------------------------- ------------- ------------------- ------- -------- -------------------------

(1)  CAP  rate  based  on  projected  NOI at the  time of  acquisition  after an allowance for a 3% management fee but before capital expenditures

Home Properties, Inc.
December 31, 2005 Supplemental Information

                             SUMMARY OF RECENT SALES

                                                                        (1)                Wgtd. Avg.
                                                       Sale    # of     CAP        Sales    Price Per
Community                   Market        State        Date   Units    Rate   Price (mm)         Unit
--------------------------- ------------- ------------------ ------- ------- ------------ ------------
2005 SALES
Cedar Glen                  Philadelphia  PA       7/8/2005     110    7.0%         $5.9      $53,636
Pavilion                    NoVA/DC       MD     11/10/2005     432    3.6%       $117.1     $271,162
Wellington Lakes & Woods    NoVA/DC       VA     11/29/2005     274    5.8%        $19.5      $71,281
                                                             ------- ------- ------------ ------------
                                                  TOTAL YTD     816    4.0%       $142.6     $174,722
                                                             ======= ======= ============ ============

                                                                        (1)                Wgtd. Avg.
                                                       Sale     #of     CAP        Sales     PricePer
Community                   Market        State        Date   Units    Rate    Price(mm)         Unit
--------------------------- ------------- ------------------ ------- ------- ------------ ------------
2004 SALES
Northgate Manor             Rochester     NY      6/10/2004     224    9.0%         $9.3      $41,603
Maple Lane                  South Bend    IN      7/30/2004     396    7.4%        $17.5      $44,192
Apple Hill Apartments       Hamden        CT     12/23/2004     498    7.0%        $48.1      $96,651
Parkview Gardens            Detroit       MI     12/29/2004     484   11.6%        $16.0      $33,033
Golfview Apartments         Detroit       MI     12/29/2004      44    9.1%         $1.5      $35,091
                                                             ------- ------- ------------ ------------
                                                  TOTAL YTD   1,646    8.1%        $92.5      $56,187
                                                             ======= ======= ============ ============

--------------------------- ------------- ------------------ ------- ------- ------------ ------------
Combined 2005 and 2004                                        2,462    5.6%      $235.06
--------------------------- ------------- ------------------ ------- ------- ------------ ------------

(1)  CAP rate based on projected  NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

Home Properties, Inc.
December 31, 2005 Supplemental Information

                       BREAKDOWN OF OWNED UNITS BY MARKET

                                       Net                                    Net
                                  Acquired        As of    12/31/2004    Acquired        As of        Current
MARKET                    STATE    in 2004   12/31/2004    % of Units     in 2005   12/31/2005     % of Units
------                    -----    -------   ----------    ----------     -------   ----------     ----------

SUBURBAN NEW YORK CITY    NY/NJ        906        7,744        18.54%         688        8,432         19.41%
SUBURBAN WASHINGTON         DC         468        7,505        17.97%         687        8,192         18.86%
PHILADELPHIA                PA           0        5,913        14.16%          35        5,948         13.69%
BALTIMORE                   MD           0        5,638        13.50%         204        5,842         13.45%
DETROIT                     MI        -528        5,046        12.08%           0        5,046         11.62%
UPSTATE NEW YORK            NY        -224        4,567        10.93%           0        4,567         10.52%
CHICAGO                     IL           0        2,242         5.37%           0        2,242          5.16%
BOSTON                      MA         276        1,252         3.00%           0        1,252          2.88%
FLORIDA                     FL         836          836         2.00%           0          836          1.92%
PORTLAND                    ME           0          595         1.42%          48          643          1.48%
DOVER                       DE           0          432         1.03%           0          432          0.99%
HAMDEN                      CT        -498            0         0.00%           0            0          0.00%
SOUTH BEND                  IN        -396            0         0.00%           0            0          0.00%
NORTH/CENTRAL               OH           0            0         0.00%           0            0          0.00%
                                       ---        -----         ----            -        -----          ----

TOTAL                                  840       41,770        100.0%       1,662       43,432         100.0%

Home Properties, Inc.
December 31, 2005 Supplemental Information

Debt Summary Schedule
---------------------

FIXED
-----
                                                                                                      MATURITY    YEARS TO
PROPERTY                                     LENDER                        RATE          BALANCE          DATE    MATURITY
--------                                     ------                        ----          -------          ----    --------
MID-ISLAND                                   North Fork Bank              7.750        6,675,000      05/01/06        0.33
DEVONSHIRE - 1st                    (1)      Wachovia - Fannie Mae        7.100       18,283,465      06/01/06        0.42
COUNTRY VILLAGE                              CharterMac-Fannie Mae        8.385        6,086,979      08/01/06        0.58
HAMPTON COURT                       (2)      ORIX RE Capital              8.875        3,207,720      09/01/06        0.67
MILL TOWNE VILLAGE                           Prudential-Fannie Mae        6.325        8,530,000      01/01/07        1.00
WOODGATE PLACE                               ARCS - Fannie Mae            7.865        3,127,423      01/01/07        1.00
BRITTANY PLACE (*)                  (1)      ORIX RE Capital              4.780       18,207,023      06/11/07        1.44
SEMINARY TOWERS - 1st                        Wachovia Bank                8.220        1,790,151      06/25/07        1.48
SEMINARY TOWERS - 2nd                        Wachovia Bank                8.400          917,726      06/25/07        1.48
SEMINARY TOWERS - 3rd                        Wachovia Bank                5.350       15,909,167      06/25/07        1.48
SEMINARY TOWERS - 4th                        Wachovia Bank                5.390       10,000,000      06/25/07        1.48
SOUTHERN MEADOWS                    (1)      ORIX RE Capital              7.250       19,101,941      07/11/07        1.53
COURTYARDS VILLAGE                  (1)      Berkshire Mtg-Freddie        6.670        4,851,472      08/01/07        1.58
ROYAL GARDENS APTS. - 1st                    M&T Realty - Freddie Mac     4.900       30,914,707      11/01/07        1.84
ROYAL GARDENS APTS. - 2nd                    M&T Realty - Freddie Mac     4.550        1,453,051      11/01/07        1.84
FENLAND FIELD                                Prudential-Fannie Mae        5.050       12,089,801      12/01/07        1.92
HP@NEWARK (CHSTNT CRSG)                      Prudential-Fannie Mae        4.840       16,566,809      12/01/07        1.92
VILLAGE SQUARE 1, 2 & 3                      Prudential-Fannie Mae        5.050       21,074,884      12/01/07        1.92
CYPRESS PLACE                                Reilly - Fannie Mae          7.130        6,109,190      01/01/08        2.00
THE LANDINGS - 2nd                           CharterMac-Fannie Mae        6.740        3,612,793      01/01/08        2.00
THE LANDINGS -1st                            CharterMac-Fannie Mae        6.930        9,108,794      01/01/08        2.00
VIRGINIA VILLAGE                             First Union NB - Svcr        6.910        8,948,892      01/01/08        2.00
CAMBRIDGE VILLAGE - 1st             (1)      North Fork Bank              5.960        2,600,132      03/01/08        2.17
CAMBRIDGE VILLAGE - 2nd                      North Fork Bank              5.250          548,334      03/01/08        2.17
YORKSHIRE VILLAGE                   (1)      North Fork Bank              5.810        1,490,307      03/01/08        2.17
DETROIT PORTFOLIO                   (2)      JPMorganChase                7.510       42,252,169      06/01/08        2.42
CHATHAM HILL - 1st                  (1)      Bank of New York             3.900       19,670,842      07/01/08        2.50
NORTHWOOD - 1st                     (1)      Bank of New York             3.850        5,435,715      07/01/08        2.50
RACQUET CLUB SOUTH                           NorthMarq - Freddie          6.980        2,834,104      07/01/08        2.50
WESTWOOD VILLAGE - 1st              (1)      M and T Bank                 5.940       15,637,273      10/31/08        2.84
WESTWOOD VILLAGE - 2nd              (1)      M and T Bank                 5.940          901,213      11/01/08        2.84
WESTWOOD VILLAGE - 3rd                       M and T Bank                 5.550       17,831,115      11/01/08        2.84
STONE ENDS                                   Prudential-Fannie Mae        4.530       23,236,444      11/01/08        2.84
HP at GOLF CLUB                              ARCS - Fannie                6.585       15,664,067      12/01/08        2.92
DEVONSHIRE - 2nd                             Wachovia - Fannie Mae        6.720        4,725,822      01/01/09        3.01
HERITAGE SQUARE                              CharterMac-Fannie            5.150        6,385,929      07/01/09        3.50
BLACKHAWK                                    M&T Realty - Freddie Mac     5.060       13,507,352      12/01/09        3.92
WILLIAM HENRY                                NorthMarq - Freddie          5.310       22,940,163      12/01/09        3.92
BRADDOCK LEE                                 Prudential-Fannie Mae        4.575       21,595,815      01/01/10        4.01
CHERRY HILL                         (2)      Prudential-Fannie Mae        5.360        5,122,796      01/01/10        4.01
ELMWOOD TERRACE                              CharterMac-Fannie Mae        5.300       21,414,889      01/01/10        4.01
GLEN MANOR                                   Prudential-Fannie Mae        5.065        5,900,081      01/01/10        4.01
HILL BROOK APTS                              M&T Realty - Freddie Mac     5.210       11,381,401      01/01/10        4.01
LAKEVIEW                                     Prudential-Fannie Mae        4.575        8,787,127      01/01/10        4.01
PLEASURE BAY                                 Prudential-Fannie Mae        4.575       15,276,218      01/01/10        4.01
RIDLEY BROOK                                 Prudential-Fannie Mae        4.865        9,841,070      01/01/10        4.01
SHERRY LAKE                                  GMAC - Freddie Mac           5.180       19,793,241      01/01/10        4.01
WINDSOR REALTY                               Prudential-Fannie Mae        4.575        4,730,090      01/01/10        4.01
BAYVIEW/COLONIAL                             M&T Realty - Freddie Mac     4.950       11,669,066      03/01/10        4.17
EAST WINDS APARTMENTS                        M&T Realty - Freddie Mac     4.990        6,626,193      03/01/10        4.17
MULTI-PROPERTY                               M&T Realty - Freddie Mac     7.575       45,400,000      05/01/10        4.33
CIDER MILL - 1st                    (1)      Berkshire Mtg-Freddie        4.720       44,534,718      10/01/10        4.75
CIDER MILL - 2nd                             Berkshire Mtg-Freddie        5.180       18,398,253      10/01/10        4.75
HP at DEVON                                  Prudential-Fannie Mae        7.500       28,892,000      10/01/10        4.75
TREXLER PARK                                 Prudential-Fannie Mae        7.500       10,140,000      10/01/10        4.75
MULTI-PROPERTY                               Prudential-Fannie Mae        7.250       32,978,000      01/01/11        5.01
MULTI-PROPERTY                               Prudential-Fannie Mae        6.360        8,141,000      01/01/11        5.01
MULTI-PROPERTY                               Prudential-Fannie Mae        6.160       58,881,000      01/01/11        5.01
ORLEANS VILLAGE - 1st                        Prudential-Fannie Mae        6.815       43,745,000      01/01/11        5.01
ORLEANS VILLAGE - 2nd                        Prudential-Fannie Mae        5.360       22,248,000      01/01/11        5.01
NEW ORLEANS/ARBOR CRSG                       Prudential-Fannie Mae        4.860       19,477,817      03/01/11        5.17
RACQUET CLUB EAST - 1st                      Prudential-Fannie Mae        6.875       21,630,191      04/01/11        5.25
RACQUET CLUB EAST - 2nd                      Prudential-Fannie Mae        5.490       10,532,077      04/01/11        5.25
MEADOWS APARTMENTS                           Prudential-Fannie Mae        6.875        3,334,175      05/01/11        5.33
TIMBERCROFT TH's 1 - 1st                     GMAC - HUD                   8.500          564,066      05/01/11        5.33
LAKE GROVE - 1st                             Prudential-Fannie Mae        6.540       26,317,226      12/01/11        5.92
LAKE GROVE - 2nd                             Prudential-Fannie Mae        5.510       11,292,695      12/01/11        5.92
MULTI_PROPERTY NOTES PAY                     Seller Financing             4.000          582,163      02/01/12        6.09
TIMBERCROFT TH's 3 - 1st                     GMAC - HUD                   8.000          796,620      02/01/12        6.09
EMERSON SQUARE                               M&T Realty - Freddie Mac     6.850        2,200,691      03/01/12        6.17
FAIRVIEW                                     M&T Realty - Freddie Mac     6.850        7,405,805      03/01/12        6.17
PARADISE LANE                                M&T Realty - Freddie Mac     6.830        8,638,720      03/01/12        6.17
PERINTON MANOR                               M&T Realty - Freddie Mac     6.850        9,161,287      03/01/12        6.17
GATEWAY VILLAGE                              Prudential-Fannie Mae        6.885        6,976,445      05/01/12        6.34
HP at CASTLE CLUB                            NorthMarq - Freddie          9.550        6,719,671      05/01/12        6.34
THE COLONIES                                 Prudential-Fannie Mae        7.110       20,819,728      06/01/12        6.42
CARRIAGE HILL - NY                           M&T Realty - Freddie Mac     6.850        5,766,742      07/01/12        6.50
CORNWALL PARK                                M&T Realty - Freddie Mac     6.830        5,573,708      07/01/12        6.50
HARBORSIDE MANOR - 1st                       M&T Realty - Freddie Mac     6.850        7,256,484      07/01/12        6.50
HARBORSIDE MANOR - 2nd                       M&T Realty - Freddie Mac     5.680        1,188,714      07/01/12        6.50
LAKESHORE VILLAS                             M&T Realty - Freddie Mac     6.850        4,983,426      07/01/12        6.50
PATRICIA APTS                                M&T Realty - Freddie Mac     6.830        5,285,413      07/01/12        6.50
PEARL STREET                                 M&T Realty - Freddie Mac     6.830        1,090,717      07/01/12        6.50
SUNSET GARDENS - 1st                         M&T Realty - Freddie Mac     6.830        5,862,003      07/01/12        6.50
SUNSET GARDENS - 2nd                         M&T Realty - Freddie Mac     5.520        2,823,466      07/01/12        6.50
WESTMINISTER PLACE                           M&T Realty - Freddie Mac     6.850        6,535,641      07/01/12        6.50
WOODHOLME MANOR                              Prudential-Fannie Mae        7.165        3,750,545      07/01/12        6.50
REGENCY CLUB - 1st                  (1)      CharterMac-Fannie Mae        4.840       18,804,174      10/01/12        6.76
REGENCY CLUB - 2nd                           CharterMac-Fannie Mae        4.950        7,870,710      10/01/12        6.76
HACKENSACK GARDENS - 1st                     Wash Mutual-Fannie Mae       5.260        4,809,624      03/01/13        7.17
HACKENSACK GARDENS - 2nd                     Wash Mutual-Fannie Mae       5.440        4,616,302      03/01/13        7.17
CANTERBURY APARTMENTS                        M&T Realty-Fannie Mae        5.020       29,582,287      05/01/13        7.34
MORNINGSIDE                                  JPMorganChase                6.990       17,554,740      05/01/13        7.34
MULTI-PROPERTY                               Prudential - Fannie Mae      6.475      100,000,000      08/31/13        7.67
1600 ELMWOOD AVE                             Legg Mason-Freddie           5.630       10,870,039      10/01/13        7.76
DEERFIELD WOODS                     (2)      GE Financial                 7.000        3,067,634      01/01/14        8.01
BROOK HILL                                   M&T Realty - Freddie Mac     5.480        8,404,263      04/01/14        8.25
FALKLAND CHASE                               CharterMac-Fannie Mae        5.480       14,804,121      04/01/14        8.25
APTS AT WELLINGTON TRACE                     M&T Realty - Freddie Mac     5.520       25,967,729      04/01/14        8.25
HAWTHORNE COURT                              CharterMac-Fannie Mae        5.270       37,780,694      07/01/14        8.50
CURREN TERRACE                               M&T Realty - Freddie Mac     5.360       14,773,820      10/01/14        8.76
RAINTREE                                     Capitalized Lease            4.920        5,695,350      12/01/14        8.92
CARRIAGE HILL - MI                  (2)      Prudential-Fannie Mae        5.575        7,073,265      07/01/15        9.50
CARRIAGE PARK                       (2)      Prudential-Fannie Mae        5.575        9,304,049      07/01/15        9.50
STRATFORD GREENS                             North Fork Bank              5.750       33,522,382      07/01/15        9.50
SAYVILLE COMMONS                             M&T Realty - Freddie Mac     5.000       43,389,136      08/01/15        9.59
CINNAMON RUN                                 M&T Realty - Freddie Mac     5.250       52,300,000      01/01/16       10.01
PEPPERTREE FARM                              M&T Realty - Freddie Mac     5.250       80,500,000      01/01/16       10.01
BONNIE RIDGE - 1st                           Prudential                   6.600       15,712,400      12/15/18       12.96
BONNIE RIDGE - 2nd                           Prudential                   6.160       19,352,976      12/15/18       12.96
TIMBERCROFT TH's 1 - 2nd                     M & T Realty - HUD           8.375        1,985,007      06/01/19       13.42
TIMBERCROFT TH's 3 - 2nd                     M & T Realty - HUD           8.375        2,923,754      06/01/19       13.42
VILLAGE GREEN, FW                            ARCS - Fannie Mae            8.230        3,675,074      10/01/19       13.76
RAINTREE                                     Leasehold Mortgage           8.500          995,424      04/30/20       14.34
MACOMB MANOR                        (2)      EF&A Funding                 8.630        3,575,180      06/01/21       15.43
SHAKESPEARE PARK                             Reilly Mortgage - HUD        7.500        2,338,405      01/01/24       18.01
HOLIDAY SQUARE                      (1)      Red Capital - HUD            6.700        3,487,975      03/01/24       18.18
BARI MANOR                          (1)      Wachovia (Servicer)          4.440        2,877,711      10/11/28       22.79
HUDSON VIEW ESTATES                 (1)      Wachovia (Servicer)          4.500        2,231,015      10/11/28       22.79
SHERWOOD TOWNHOUSES                 (1)      Wachovia (Servicer)          4.290          697,834      10/11/28       22.79
SPARTA GREEN                        (1)      Wachovia (Servicer)          4.440        1,819,393      10/11/28       22.79
BRIGGS-WEDGEWOOD                    (3)      Berkshire Mtg - HUD          6.000       16,988,819      11/01/34       28.85
OWINGS RUN 1                                 Reilly Mortgage - HUD        8.000       17,008,667      10/01/35       29.77
OWINGS RUN 2                                 Prudential Hunt-HUD          8.000       14,203,246      06/01/36       30.44
THE VILLAGE AT MARSHFIELD           (1)      Capstone Realty - HUD        5.950       24,273,740      01/01/42       36.03

     WTD AVG - FIXED SECURED                                               5.95    1,749,127,102                      6.89
                                                                                   -------------
     % OF PORTFOLIO - FIXED                                                                90.9%

VARIABLE SECURED
BARRINGTON GARDENS 30L+165                   Wachovia Bank                5.950        4,350,000      03/15/08        2.21
CHATHAM HILL 2nd - 30L+150                   Bank of New York             5.790        6,394,122      07/01/08        2.50
NORTHWOOD 2nd - 30L + 150                    Bank of New York             5.790        2,648,709      07/01/08        2.50
THE HAMPTONS 90L + 65                        Prudential-Fannie Mae        4.548       54,871,200      08/01/14        8.59
FALKLAND CHASE BMA Index + 1.12              MontCtyHOC-Fannie Mae        3.818       24,695,000      10/01/30       24.77
                                                                                   -------------
     WTD AVG - VARIABLE SECURED                                            4.54       92,959,031                     12.00

     WTD AVG - TOTAL SECURED DEBT                                         5.88     1,842,086,133                      7.15

VARIABLE UNSECURED - LINE OF CREDIT
-----------------------------------
LINE OF CREDIT                               M and T Bank et. al.         5.13        82,000,000      09/01/08        2.67
                                                                                   =============
    Adjusts Daily LIBOR + 75

----------------------------------- ----- -- ---------------------------
     WTD AVG - COMBINED DEBT                                              5.851    1,924,086,133                      6.96
----------------------------------- ----- -- ---------------------------          --------------

----------------------------------- ----- -- -----------------------------------                                -----------------
WTG AVG - TOTAL SECURED DEBT                                               5.88                                       7.15
----------------------------------- ----- -- -----------------------------------                                -----------------
WTD AVG - TOTAL PORTFOLIO                                                  5.85                                       6.96
----------------------------------- ----- -- -----------------------------------                                -----------------

(1)  General ledger balance and rate have been adjusted  pursuant to FAS #141 to reflect fair market value of debt.

(2)  Detroit "Held For Sale" property.

(3)  Affordable general partner minority interest property consolidated pursuant to FIN 46R.

-------------------------------------------------------------------------------
                             UNENCUMBERED PROPERTIES
-------------------------------------------------------------------------------

1600 East Avenue                   164     Newcastle Apartments            197
Beechwood Gardens                  160     Rider Terrace                    24
Cherry Hill Club                   165     Ridgeview at Wakefield Valley   204
Coventry Village                    94     Sherwood House                    6
East Hill Gardens                   33     Springwells Park                303
Fairmount                           54     Terry Apartments                 65
Gardencrest                        696     The Brooke at Peachtree         146
Glen Brook                         173     The Colony                      783
Holiday Square - Muncy              23     The Lakes                       434
Idylwood                           720     The Sycamores                   185
Kensington                          38     West Springfield Terrace        244
Liberty Commons                     48     Woodleaf Apartments             228
Maple Tree                          84

Total Free and Clear Properties:    25                   Units:          5,271
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   FIXED RATE
                             MATURING DEBT SCHEDULE
-------------------------------------------------------------------------------
                             MATURING                    WTD AVG    Percent of
       YEAR                    DEBT                         RATE         Total
       ----                    ----                         ----         -----
       2006                 34,253,164                      7.62         1.96%
       2007                164,534,155                      5.49         9.41%
       2008                175,881,384                      6.03        10.06%
       2009                 47,559,266                      5.36         2.72%
       2010                289,502,958                      5.68        16.55%
       2011                259,141,247                      6.31        14.82%
       2012                140,092,873                      6.61         8.01%
       2013                167,432,992                      6.15         9.57%
       2014                110,493,611                      5.41         6.32%
       2015                 93,288,832                      5.37         5.33%
2016 - 2042                266,946,620                      6.00        15.25%
                          -------------                     ----       ------
      TOTAL               1,749,127,102                     5.95       100.00%
-------------------------------------------------------------------------------

HOME PROPERTIES, INC.
December 31, 2005 Supplemental Information

NAV calculation as of December 31, 2005

Cap Rate (after 3% G&A, before capital expenditures) [1]             6.30%
                                                                       ----

4th QTR 2005
Rent                                                                 117,368
Property other income                                                  7,685
Operating & maintenance expense                                     (57,911)
                                                                  ----------
Property NOI                                                          67,142
Adjustment for 4th QTR acquisitions                                    2,519
                                                                  ----------
Effective 4th QTR "run rate"                                          69,661

Annualized (for 4th qtr seasonality)    25.4%                        274,257
NOI growth for next 12 months @            3%                          8,228
                                                                  ----------
Adjusted NOI                                                         282,485

Real estate value using above cap rate                             4,483,886
Balance sheet, including FIN 46R and Held for Sale
Cash                                                                   5,391
Construction in progress at book value                                 4,471
Other assets                                                          87,928
Less:
  Deferred charges                                                  (11,156)
  Intangible                                                           (471)
                                                                  ----------
Gross value                                                        4,570,049
Less liabilities & perpetual preferred stock                     (2,057,789)
                                                                  ----------
Net Asset Value                                                   $2,512,260
                                                                  ==========

Per share/unit - fully diluted, outstanding at end of qtr             $52.45
                                                                  ==========
47,901.0 shares (000's)

---------------------------- ------- ------------ ------------ -------------- ------------ ------------ ------------- ---------
Adjustment for Acquisitions
                                                                                  Initial                  # of days
                                                                              Unleveraged    Quarterly       Missing
Property                      Units       Region        Price           Date       Return          NOI    In Quarter       Adj
--------                      -----       ------        -----           ----       ------          ---    ----------       ---
Peppertree Farms                881      NoVA/DC     $103,900     12/28/2005        6.10%        1,584            88     1,516
Cinnamon Run                    511      NoVA/DC      $67,700     12/28/2005        6.20%        1,049            88     1,004
                                                                                                     -                       -
                                                                                                                      ---------
                                                                                                                        $2,519

---------------------------- ------- ------------ ------------ -------------- ------------ ------------ ------------- ---------
Reconcilation to financial statements:                                              Other          O&M
                                                                        Rent       Income      Expense
                                                                        ----       ------      -------
Per financial statement                                              107,150        6,817     (51,801)
Add back properties classified as discontinued operations
  still wholly owned at December 31, 2005 (Detroit):                  10,218          868      (6,110)
                                                                     -------        -----     -------

Proper run rate before acquisitions                                  117,368        7,685     (57,911)
                                                                     =======        =====     =======

Operating  expenses now include a charge for G&A, so NAV calculation  does not need additional allocation.

-------------------------------------------------------------------------------------------------------------------------------

[1]  The cap rate  represents  current market  conditions.  Each property in the portfolio is assigned a cap rate, and the weighted  average result is 6.0%.
     In addition,  due to the secured  nature of the assets,  above market debt, and cost to prepay,  an  additional  30 basis points are added to arrive at above cap rate.

                              Home Properties, Inc.

                   December 31, 2005 Supplemental Information

                      Recurring Capital Expenditure Summary

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition, development, rehabilitation, construction and improvement of properties. Capital improvements  are costs that increase the value and extend the useful life of an asset.  Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred. Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn. Recurring capital
improvements  typically  include:  appliances,   carpeting  and  flooring,  HVAC
equipment,  kitchen/ bath cabinets,  new roofs,  site  improvements  and various exterior building  improvements.  Non- recurring  upgrades include,  among other items: community centers, new windows, and kitchen/ bath apartment upgrades. The
Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                    Maintenance
                                                      Capitalized       Expense       Total
                              Capitalized             Expenditure      Cost per    Cost per
                                 Cost per   Useful       Per Unit          Unit        Unit
Category                             Unit  Life(1)    Per Year(2)   Per Year(3)    Per Year
--------                             ----  -------    -----------   -----------    --------

Appliances                         $1,000       18            $56            $5         $61
Blinds/Shades                         130        6             22             6          28
Carpets/cleaning                      840        6            140            97         237
Computers, equipment, misc.(4)        120        5             24            29          53
Contract repairs                        -        -              -           102         102
Exterior painting (5)                  84        5             17             1          18
Flooring                              250        8             31             -          31
Furnace/Air (HVAC)                    765       24             32            43          75
Hot water heater                      130        7             19             -          19
Interior painting                       -                       -           138         138
Kitchen/bath cabinets               1,100       25             44             -          44
Landscaping                             -        -              -           106         106
New roof                              800       24             33             -          33
Parking lot                           400       15             27             -          27
Pool/ Exercise facility               100       16              6            23          29
Windows                               980       36             27             -          27
Miscellaneous (6)                     705       15             47            40          87
                                   ------                    ----          ----      ------
Total                              $7,404                    $525          $590      $1,115
                                   ======                    ====          ====      ======

(1)  - Estimated weighted average actual physical useful life of the expenditure capitalized.

(2)  - This amount is not  necessarily  incurred each and every year. Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  - These expenses are included in the Operating and maintenance line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included  in the $590 per  unit  estimate.  All  personnel  costs  for site supervision,  leasing  agents,  and  maintenance  staff  are  combined  and disclosed in the Company's same- store expense detail schedule.

(4)  -  Includes  computers,   office  equipment/  furniture,   and  maintenance
     vehicles.

(5)  - The level of exterior  painting  may be lower than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  the other exposed surfaces are most often covered in aluminum or vinyl.

(6)  - Includes items such as; balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique strategy in operating apartments which has been to improve every property every year regardless of age.  Another part of its strategy is to purchase older properties  and rehab and reposition  them to enhance  internal rates of return.
This strategy  results in higher costs of capital  expenditures  and maintenance costs  which is more  than  justified  by  higher  revenue  growth,  higher  net operating income growth and a higher rate of property appreciation.

                              Home Properties, Inc.
                   December 31, 2005 Supplemental Information

                           Capital Expenditure Summary

The Company  estimates  that  during the three and  twelve-month  periods  ended
December  31, 2005  approximately  $131 and $525 per unit was spent on recurring capital expenditures,  respectively. The table below summarizes the breakdown of capital  improvements by major categories  between recurring and  non-recurring, revenue generating capital improvements as follows:

                                 For the three-month period ended December 31, 2005
                                 --------------------------------------------------
                                        (in thousands, except per unit data)

                                                                                    Total
                                                              Non-                Capital
                                Recurring         Per    Recurring        Per    Improve-          Per
                                   Cap Ex     Unit(a)       Cap Ex    Unit(a)       ments      Unit(a)
                                   ------     -------       ------    -------       -----      -------
New Buildings                          $-          $-         $696        $17        $696          $17
Major building improvements           958          23        5,448        129       6,406          152
Roof replacements                     347           8          532         13         879           21
Site improvements                     347           8        2,681         64       3,028           72
Apartment upgrades                    695          17        4,087         97       4,782          114
Appliances                            589          14          434         10       1,023           24
Carpeting/Flooring                  1,800          42          950         23       2,750           65
HVAC/Mechanicals                      537          13        1,816         43       2,353           56
Miscellaneous                         253           6          621         15         874           21
                                  -------        ----      -------     ------     -------       ------
Totals                             $5,526        $131      $17,265       $411     $22,791         $542
                                   ======        ====      =======       ====     =======         ====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  33,422 core units,  5,046 held for sale units,  2004 acquisition units of 2,486  and 2005  acquisition  units of 1,146  for the  three-month period ended December 31, 2005.

                                For the twelve-month period ended December 31, 2005
                                ---------------------------------------------------
                                       (in thousands, except per unit data)
                                                                                     Total
                                                              Non-                 Capital
                                Recurring         Per    Recurring        Per     Improve-         Per
                                  Cap Ex      Unit(a)      Cap Ex     Unit(a)        ments     Unit(a)
                                  ------      -------      ------     -------        -----     -------
New Buildings                      $-              $-      $4,647        $111       $4,647        $111
Major building improvements        3,794           91      18,523         444       22,317         535
Roof replacements                  1,376           33       3,731          89        5,107         122
Site improvements                  1,376           33       7,464         179        8,840         212
Apartment upgrades                 2,751           66      17,421         418       20,172         484
Appliances                         2,335           56       1,933          46        4,268         102
Carpeting/Flooring                 7,129          171       3,679          88       10,808         259
HVAC/Mechanicals                   2,126           51       8,880         213       11,006         264
Miscellaneous                      1,001           24       2,569          62        3,570          86
                                 -------         ----     -------      ------      -------      ------
Totals                           $21,888         $525     $68,847      $1,650      $90,735      $2,175
                                 =======         ====     =======      ======      =======      ======

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  33,422 core units,  5,046 held for sale units,  2004 acquisition units  of  2,486  and 2005  acquisition  units of 734 for the  twelve-month period ended December 31, 2005.

                              Home Properties, Inc.
                   December 31, 2005 Supplemental Information

                           Capital Expenditure Summary

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

                                      For the three-month period ended December 31, 2005
                                      --------------------------------------------------
                                             (in thousands, except per unit data)
                                                                              Total
                                                               Non-             Capital
                                     Recurring            Recurring            Improve-
                                        Cap Ex  Per Unit     Cap Ex  Per Unit     ments  Per Unit
                                        ------  --------     ------  --------     -----  --------
Core Communities                        $4,389      $131    $13,154      $394   $17,543      $525
Held For Sale/Detroit Communities          661       131        644       128     1,305       259
                                        ------      ----    -------      ----   -------      ----
Total Same Store                         5,050       131     13,798       359    18,848       490
2005 Acquisition Communities               150       131      1,739     1,517     1,889     1,648
2004 Acquisition Communities               326       131      1,728       695     2,054       826
                                        ------      ----    -------      ----   -------      ----
Sub-total                                5,526       131     17,265       411    22,791       542
2005 Disposed Communities                   63       131         98       204       161       335
2004 Disposed Communities                    -         -          -         -         -         -
Construction In Progress                     -         -      2,743         -     2,743         -
Corporate office expenditures (1)            -         -          -         -       242         -
                                        ------      ----    -------      ----   -------      ----
                                        $5,589      $131    $20,106      $472   $25,937      $603
                                        ======      ====    =======      ====   =======      ====

                                          For the twelve-month period ended December 31, 2005
                                          ---------------------------------------------------
                                                 (in thousands, except per unit data)
                                                                                  Total
                                                               Non-             Capital
                                     Recurring            Recurring            Improve-
                                        Cap Ex  Per Unit     Cap Ex  Per Unit     ments  Per Unit
                                        ------  --------     ------  --------     -----  --------
Core Communities                       $17,549      $525    $53,932    $1,614   $71,481    $2,139
Held For Sale/Detroit Communities        2,649       525      2,494       494     5,143     1,019
                                        ------      ----    -------      ----   -------      ----
Total Same Store                        20,198       525     56,426     1,467    76,624     1,992
2005 Acquisition Communities               385       525      6,371     8,680     6,756     9,205
2004 Acquisition Communities             1,305       525      6,050     2,434     7,355     2,959
                                        ------      ----    -------      ----   -------      ----
Sub-total                               21,888       525     68,847     1,650    90,735     2,175
2005 Disposed Communities                  371       525      2,942     4,168     3,313     4,693
2004 Disposed Communities                    -         -          -         -         -         -
Construction In Progress                     -         -      4,089         -     4,089         -
Corporate office expenditures (1)            -         -          -         -       780         -
                                        ------      ----    -------      ----   -------      ----
                                       $22,259      $525    $75,878    $1,790   $98,917    $2,315
                                       =======      ====    =======    ======   =======    ======

(1)  - No distinction is made between recurring and  non-recurring  expenditures for corporate office.

                                                 Adjusted Net Operating Income
                                       Same Store Properties          Core Properties
                                        (Including Detroit)

                                     Fourth      Fourth              Fourth      Fourth
                                    Quarter     Quarter             Quarter     Quarter
                                 12/31/2005  12/31/2004  Change  12/31/2005  12/31/2004  Change
                                 ----------  ----------  ------  ----------  ----------  ------

Net Operating Income                $60,995     $59,755    2.1%     $56,251     $54,595    3.0%

Less: Non-recurring Cap-ex @ 5%        (690)          -      -         (658)          -      -
                                    -------     -------    ---      -------     -------    ---
Adjusted Net Operating Income       $60,305     $59,755    0.9%     $55,593     $54,595    1.8%

Some of our Same Store  Property NOI  reflects  incremental  investments  in the communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 5% cost of debt capital on these  additional  expenditures,  what we refer to as the  adjusted  NOI for the  quarter is  recalculated  and  presented above.

Home Properties, Inc.                                                                                                                                                                         Page 1 of 2
December 31, 2005 Supplemental Information

2006 Earnings Guidance
                                                                     First       Second        Third       Fourth
                                                                   Quarter      Quarter      Quarter      Quarter           Year
                                                                   -------      -------      -------      -------           ----

2006 compared to 2005 based on NAREIT definition
FFO per share - 2006 guidance per NAREIT definition            $.58 - $.61  $.77 - $.80  $.78 - $.81  $.75 - $.78  $2.88 - $3.00

Midpoint of guidance                                                $0.595       $0.785       $0.795       $0.765         $2.940

FFO per share - 2005 actual per NAREIT definition                   $0.434       $0.749       $0.938       $0.716         $2.842

Improvement projected                                                37.1%        4.8%        -15.2%         6.8%           3.4%
-------------------------------------------------------------------------- ------------ ------------ ------------ ----------------

-------------------------------------------------------------------------- ------------ ------------ ------------ ----------------
2006 compared to 2005 based on "Operating FFO"
FFO per share - 2006 guidance per NAREIT definition            $.58 - $.61  $.77 - $.80  $.78 - $.81  $.75 - $.78  $2.88 - $3.00

Midpoint of guidance                                                $0.595       $0.785       $0.795       $0.765         $2.940

FFO per share - 2005 Operating FFO, before impairment charges       $0.596       $0.749       $0.787       $0.716         $2.851

Improvement projected                                                -0.2%        4.8%         1.0%         6.8%            3.1%
-------------------------------------------------------------------------- ------------ ------------ ------------ ----- -----------

There are no impairment charges projected for 2006, so the guidance is the same for both FFO under the strict interpretation of the
NAREIT
definition and "Operating FFO" calculated after adding back impairment charges. Following the NAREIT definition created certain noise in
2005 due to an impairment charge of $7.3 million recorded in the first quarter that was essentially reversed in the third quarter.
Operating FFO
for the year exceeded the NAREIT definition by approximately one cent per share in 2005 due to a $400 thousand impairment charge added back for Operating FFO purposes.

                                                                     First       Second        Third       Fourth
                                                                   Quarter      Quarter      Quarter      Quarter           Year
                                                                   -------      -------      -------      -------           ----
Assumptions for mid-point of guidance:
Same store revenue growth                     (1) & (2)               5.3%         5.1%         4.2%         4.6%           4.8%

Same store expense growth                             (3)            10.3%         5.9%         2.7%         2.3%           5.3%
                                                                     ----         ----         ----         ----          ----

Same store NOI growth                                                 0.7%         0.5%         5.5%         3.1%           4.3%
                                                                     ====         ====         ====         ====          ====

Same store 2006 economic occupancy                                   93.0%        93.8%        94.2%        93.9%          93.7%

Same store 2005 economic occupancy                                   92.5%        93.3%        94.0%        93.8%         93.4%
                                                                     ----         ----         ----         ----          ----

Difference in occupancy                                              0.5%         0.5%         0.2%         0.1%          0.3%
                                                                     ====         ====         ====         ====          ====

Annual growth by region:
------------------------                                                                    2006 Same Store Growth Projection
                                                                    2005                    ---------------------------------
                                                                 % of NOI                  Revenue       Expenses             NOI
                                                                 --------                  -------       --------             ---
Florida                                                              1.7%                     7.0%           4.8%            9.0%
Washington, DC                                                      20.0%                     6.2%           4.2%            7.5%
Baltimore                                                           14.6%                     5.5%           4.8%            5.9%
Philadelphia                                                        13.8%                     5.5%           5.5%            5.5%
New Jersey/Long Island/Hudson Valley                                25.5%                     4.5%           5.2%            4.0%
Upstate NY                                                           6.9%                     4.1%           5.0%            3.0%
Boston                                                               4.0%                     3.0%           3.4%            2.7%
Chicago                                                              3.7%                     3.8%           7.4%            0.0%
Detroit                                                              7.5%                     2.4%           6.1%            -1.5%
                                                                    ----                      ---            ---             ---

Total                                                               96.0%                     4.8%           5.3%            4.3%
                                                                    ====                      ===            ===             ===

(Note: total excludes Delaware and Maine)

Home Properties, Inc.
December 31, 2005 Supplemental Information

2006 Earnings Guidance

(1)  Rental rates are projected to increase 3.4%. Included in the rental line is the effect from our energy surcharge program,  which adds $1.9 million,  or
     0.4% of the 3.4% increase. Concessions are projected to slow down slightly, adding 0.1% to net rental income,  and  occupancies are expected to pick up
     0.3% for the year, resulting in 3.8% rental revenue growth.

The revenue  from our energy  surcharge  program is included on a straight  line basis in base rent as it is a fixed amount and readily  determinable at the time of lease  signing.  We are  projecting  $1.96  million in  surcharge  this year, compared with only $42 thousand in 2005.

(2)  Property other income is expected to increase substantially year over year, increasing the 3.8% rental revenue growth to 4.8% total revenue growth. The items driving this increase are a $3.9 million  marginal  increase in water and sewer recovery revenue and a $1.3 million marginal  increase in heating cost  recovery  revenue from our utility  recovery  initiatives.  The total water  and  sewer  recovery  revenue  projected  for 2006 is $7.3  million, compared to $3.4  million in 2005,  or a $3.9 million  increase.  The total heating cost recovery revenue projected for 2006 is $1.4 million,  compared to $0.1 million in 2005, or a $1.3 million increase.

The water and sewer and heating cost  recovery  revenue have been  classified as property other income.  Unlike the surcharge  referenced  above, the amounts are not readily  determinable  at the beginning of the lease term because  residents are billed  their share of our larger bill for each month we incur the  expense.
The water and sewer portion, once fully rolled out in the middle of 2006, is not affected significantly by seasonality, and we should expect a consistent revenue stream each quarter. The heating cost reimbursement  revenue will be much higher in the winter months,  and accordingly  lower in the warmer months, so this will create a certain "lumpiness", but will match up better with our period of higher costs. This year is very much a transition year, as we are expecting to roll out the RUBS  program to a  significant  portion of our  portfolio  starting  in the second quarter of 2006.

(3)  Expense growth rates assumed for the midpoint of guidance for major expense categories are as follows:

                                 % of Total                    % Increase
                                   Expenses                     Over 2005
                                   --------                     ---------

Natural gas heating costs               14%                         22.9%
Water and sewer                          7%                         14.9%
Repairs and maintenance                 15%                          3.6%
Total personnel costs                   23%                          2.5%
Real estate taxes                       24%                          1.0%
Property insurance                       3%                         -1.6%
                                        --
                                        86%
                                        ==

Heating  costs are  projected to increase  $5.9 million for the year,  with $4.2 million coming in the first quarter.

(4)  G&A costs are  expected to  decrease  2.6%.  Cost  savings  from  reduced
     Section 404 costs will more than offset  other  increases.  The run rate is projected as follows:

                                                                     First       Second        Third       Fourth
                                                                   Quarter      Quarter      Quarter      Quarter           Year
                                                                   -------      -------      -------      -------           ----

                                                              $5.1 million $4.8 million $4.6 million $4.7 million  $19.2 million

The second year of Section 404 efforts reflected a transition year for us. There were  numerous  remediation  projects  identified in 2004 that were worked on in
2005, as well as  improvements  and  efficiencies  made to the process that will allow a lower run rate going forward.

(5)  Interest  and   dividend   income  is  expected  to  have  a  run  rate  of
     approximately $70 thousand per quarter.

(6)  Other  income is  expected  to  average  approximately  $400  thousand  per quarter.

                                                                     First       Second        Third       Fourth
                                                                   Quarter      Quarter      Quarter      Quarter           Year
                                                                   -------      -------      -------      -------           ----

(5)  Acquisition pace (cap rate of 5.75% assumed)               $0 million  $25 million  $75 million  $50 million   $150 million

(6)  Disposition pace (cap rate range of 7.0% to 8.0%assumed)  $10 million $240 million   $0 million   $0 million   $250 million

The Detroit  portfolio is assumed to close on June 30, 2006.  The cap rate range is  after  a  3%  management  fee  and  $300  per  unit  allowance  for  capital expenditures.  The sale and  ultimate  use of  proceeds is expected to be six to seven cents per share dilutive for 2006.

HOME PROPERTIES, INC.
December 31, 2005 Supplemental Information

The Detroit  Portfolio is classified as held for sale at December 31, 2005.  Due to this designation,  the results of operations are included in the Discontinued
Operations  line of the  Statement  of  Operations  for both 2005 and 2004.  The
Detroit properties are the only properties  included in Discontinued  Operations that have not been sold as of the end of the year.  For this reason,  we believe that breaking out the Detroit activity would be helpful for investors.

DETROIT PORTFOLIO OPERATING INCOME DETAIL
                                                     ($ In thousands)
                                               4TH QTR                YEAR
                                                  2005                2005
                                                  ----                ----

RENT                                           $10,218             $41,057
PROPERTY OTHER INCOME (1)                          868               2,586
                                                ------             -------
TOTAL INCOME                                    11,086              43,643

OPERATING & MAINTENANCE (2)                     (6,110)            (23,223)
                                                ------             -------
NET OPERATING INCOME                             4,976              20,420

INTEREST EXPENSE (3)                            (1,296)             (5,476)
                                                ------             -------

CASH FLOW BEFORE CAP EX                         $3,680             $14,944
                                                ======             =======

(1)  Included in property other income is the water and sewer recovery  revenue.
     The fourth  quarter run rate of $868  thousand  compares  favorably  to the first quarter 2005 recovery revenue of $505 thousand.

(2)  The  Operating  and  Maintenance   expense   includes  direct  General  and
     Administrative  costs  associated  with the Detroit  Portfolio  at slightly under 3% of revenue.

(3)  The  interest  expense is for seven  loans which are secured by the Detroit properties.  The balance at December  31,  2005 is $73.6  million,  and the weighted average  interest rate of the debt is 7.02%.  Refer to the average debt  schedule  included in this  supplemental  package for more details on these loans.  It should be noted that one loan for $10 million was paid off on June 30, 2005 such that the fourth quarter number is a more  appropriate rate versus the annual number supplied.

Depreciation expense for Detroit is included in the Discontinued Operations line of the financial  statements,  but is not included here as this  presentation is based on a cash flow before capital expenditures or principle amortization.

HOME PROPERTIES, INC.
December 31, 2005 Supplemental Information

                       UTILITY PROGRAMS RECOVERY ANALYSIS
                        ($ in millions, except per share)

                                                   2005A            2006E
                                                   -----            -----
Water and sewer                                 $   3.40 M       $  7.30 M
Energy surcharge (recorded in Rent)             $   0.04 M       $  1.96 M
RUBS/Meter (recorded in Property Other Income)  $   0.04 M       $  1.40 M
                                                --------         -------

Total revenue recovered                         $   3.48 M       $ 10.66 M

Per share                                       7.2 cents        22.6 cents

2006 Incremental Increase

Water and sewer                                 $3.90 M
Energy surcharge                                $1.92 M
RUBS/Meters                                     $1.36 M
                                                -----

Total incremental revenue                       $7.18 M          15.2 cents

Total incremental heating costs                 $5.54 M          11.7 cents